Exhibit 99.2

The following financial information has been updated to reflect the restatement of certain balance sheet and statement of operations data as of and for the three and six months ended June 30, 2015 as disclosed in the Company's Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2015 as filed with the Securities and Exchange Commission ("SEC") on November 9, 2015. Additionally, it reflects the change in the Company's methodology for applying a tax rate to adjusted pre-tax amounts. The (provision) benefit for taxes related to the adjustments is calculated as the difference between the adjusted (provision) benefit for taxes and the GAAP (provision) benefit for taxes. Previously, the Company applied the combined statutory rate to its Non-GAAP adjustments. Management believes the current approach results in a better indicator of the Company's earnings. Lastly, it conforms the presentation of certain information to the presentation included in the Company's Press Release filed with the SEC as exhibit 99.1 to the Report on Form 8-K dated and filed on November 9, 2015.

FINANCIAL INFORMATION AND OPERATING DATA

SELECTED UNAUDITED CONSOLIDATED INCOME STATEMENT DATA

	Three Months Ended June 30,			Six Months Ended June 30,
(In millions, except per share data)	2015 As Restated	2015 As Previously Reported	2014	2015 As Restated	2015 As Previously Reported	2014
Total revenues	$2,692	$2,692	$2,830	$5,145	$5,145	$5,366
Expenses:
Direct operating	1,502	1,505	1,594	2,910	2,913	3,037
Depreciation of revenue earning equipment and lease charges, net	678	696	708	1,385	1,403	1,434
Selling, general and administrative	295	295	264	560	560	541
Interest expense, net	156	156	164	310	310	320
Other (income) expense, net	(10)	(10)	(21)	(4)	(4)	(24)
Total expenses	2,621	2,642	2,709	5,161	5,182	5,308
Income (loss) before income taxes	71	50	121	(16)	(37)	58
(Provision) benefit for taxes on income (loss)	(35)	(27)	(49)	(18)	(10)	(56)
Net income (loss)	$36	$23	$72	$(34)	$(47)	$2
Weighted average number of shares outstanding:
Basic	459	459	452	459	459	450
Diluted	461	461	465	459	459	457
Earnings (loss) per share:
Basic	$0.08	$0.05	$0.16	$(0.07)	$(0.10)	$—
Diluted	$0.08	$0.05	$0.15	$(0.07)	$(0.10)	$—

Adjusted Corporate EBITDA(a)	$400	$379	$446	$626	$605	$699
Adjusted pre-tax Income (loss)(a)	174	153	216	177	156	239

(a)	Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule III.

SELECTED UNAUDITED CONSOLIDATED BALANCE SHEET DATA

(In millions)	June 30, 2015(As Restated	June 30, 2015As Previously Reported	December 31, 2014
Cash and cash equivalents	$537	$537	$490
Restricted cash	421	421	571
Revenue earning equipment:
U.S. Car Rental	9,340	9,322	8,070
International Car Rental	2,779	2,779	1,904
Worldwide Equipment Rental	2,607	2,607	2,442
All Other Operations	1,288	1,288	1,237
Total revenue earning equipment, net	16,014	15,996	13,653
Total assets	26,016	25,969	23,985
Total debt	17,682	17,682	15,993
Net Fleet debt(a)	10,686	10,686	9,047
Net Corporate debt(a) (b)	6,038	6,038	5,885
Total equity	2,400	2,387	2,464

(a)	Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule VI.

(b)	Fleet related to Hertz Equipment Rental Corporation is funded via Net Corporate Debt.

SELECTED UNAUDITED CONSOLIDATED CASH FLOW DATA

	Six Months Ended June 30,
(In millions)	2015 As Restated	2015 As Previously Reported	2014
Cash provided by (used in):
Operating activities	$1,451	$1,451	$1,402
Investing activities	(3,156)	(3,156)	(2,248)
Financing activities	1,769	1,769	977
Effect of exchange rate changes	(17)	(17)	(2)
Net change in cash and cash equivalents	$47	$47	$129

Fleet growth(a)	$(9)	$9	$(592)
Free cash flow(a)	(30)	(30)	(689)

(a)	Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedules IV and V.

SELECTED UNAUDITED OPERATING DATA BY SEGMENT

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
U.S. Car Rental
Transaction days (in thousands)	34,977	35,850	67,014	68,210
Total RPD(a)	$45.80	$46.19	$46.41	$47.00
Revenue per available car day (in whole dollars)(a)	$34.40	$36.61	$34.33	$36.26
Average fleet	511,700	502,500	500,500	497,000
Fleet efficiency	75%	79%	74%	77%
Net depreciation per unit per month 2015 As Restated(a)	$248		$267
Net depreciation per unit per month (As Previously Reported)(a)	$259	$259	$273	$273
Program cars as a percentage of total average fleet at period end	29%	16%	29%	16%
Adjusted pre-tax income 2015 (loss)(in millions) (As Restated)(a)	$195		$265
Adjusted pre-tax income (loss)(in millions) (As Previously Reported)(a)	$174	$184	$244	$306

International Car Rental
Transaction days (in thousands)	12,523	12,096	22,298	21,491
Total RPD(a) (b)	$47.59	$47.45	$47.31	$47.04
Revenue per available car day (in whole dollars)(a) (b)	$37.70	$36.61	$36.70	$35.58
Average Fleet	173,700	172,300	158,800	157,000
Fleet efficiency	79%	77%	78%	76%
Net depreciation per unit per month(a) (b)	$207	$215	$218	$227
Program cars as a percentage of total average fleet at period end	46%	42%	46%	42%
Adjusted pre-tax income (loss)(in millions)(a) (b)	$45	$57	$52	$16

Worldwide Equipment Rental
Dollar utilization	34%	35%	34%	35%
Time utilization	63%	63%	62%	62%
Rental and rental related revenue (in millions)(a) (b)	$352	$348	$689	$675
Same store revenue growth, including growth initiatives(b)	(1)%	4%	—%	5%
Adjusted pre-tax income (loss) (in millions)(a)	$42	$67	$76	$121

All Other Operations
Average fleet — Donlen	165,600	177,800	167,100	177,300
Adjusted pre-tax income (loss) (in millions)(a)	$17	$15	$31	$29

(a)	Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedules III and VI.

(b)	Based on December 31, 2014 foreign exchange rates.

SUPPLEMENTAL SCHEDULES AND DEFINITIONS

The following Supplemental Schedules and definitions are provided to present segment results and reconciliations of non-GAAP measures to their most comparable GAAP measure. Following the Supplemental Schedules we provide definitions for terminology used throughout these schedules.

Supplemental Schedule I
HERTZ GLOBAL HOLDINGS, INC.
CONDENSED STATEMENT OF OPERATIONS BY SEGMENT
Unaudited

	Three Months Ended June 30, 2015
(In millions)	U.S. Car Rental As Restated	U.S. Car Rental As Previously Reported	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH (As Restated)	Consolidated HGH As Previously Reported
Total revenues:	$1,615	$1,615	$556	$375	$146	$—	$2,692	$2,692
Expenses:
Direct operating	942	945	332	214	6	8	1,502	1,505
Depreciation of revenue earning equipment and lease charges, net	380	398	101	81	116	—	678	696
Selling, general and administrative	100	100	69	47	8	71	295	295
Interest expense, net	41	41	18	15	2	80	156	156
Other (income) expense, net	(1)	(1)	—	(2)	—	(7)	(10)	(10)
Total expenses	1,462	1,483	520	355	132	152	2,621	2,642
Income (loss)before income taxes	$153	$132	$36	$20	$14	$(152)	71	50
(Provision) benefit for taxes on income (loss)							(35)	(27)
Net income (loss)							$36	$23

Supplemental Schedule I (continued)
HERTZ GLOBAL HOLDINGS, INC.
CONDENSED STATEMENT OF OPERATIONS BY SEGMENT
Unaudited

	Three Months Ended June 30, 2014
(In millions)	U.S. Car Rental	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH
Total revenues:	$1,663	$641	$384	$142	$—	$2,830
Expenses:
Direct operating	990	394	210	6	(6)	1,594
Depreciation of revenue earning equipment and lease charges, net	391	124	79	114	—	708
Selling, general and administrative	93	63	35	8	65	264
Interest expense, net	44	25	12	3	80	164
Other (income) expense, net	(22)	3	(1)	—	(1)	(21)
Total expenses	1,496	609	335	131	138	2,709
Income (loss)before income taxes	$167	$32	$49	$11	$(138)	121
(Provision) benefit for taxes on income (loss)						(49)
Net income (loss)						$72

Supplemental Schedule I (continued)
HERTZ GLOBAL HOLDINGS, INC.
CONDENSED STATEMENT OF OPERATIONS BY SEGMENT
Unaudited

	Six Months Ended June 30, 2015
(In millions)	U.S. Car Rental As Restated	U.S. Car Rental As Previously Reported	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH (As Restated)	Consolidated HGH As Previously Reported
Total revenues:	$3,135	$3,135	$992	$730	$288	$—	$5,145	$5,145
Expenses:
Direct operating	1,868	1,871	599	422	11	10	2,910	2,913
Depreciation of revenue earning equipment and lease charges, net	801	819	196	157	231	—	1,385	1,403
Selling, general and administrative	197	197	125	93	16	129	560	560
Interest expense, net	82	82	34	29	5	160	310	310
Other (income) expense, net	(1)	(1)	—	(3)	—	—	(4)	(4)
Total expenses	2,947	2,968	954	698	263	299	5,161	5,182
Income (loss) before income taxes	$188	$167	$38	$32	$25	$(299)	(16)	$(37)
(Provision) benefit for taxes on income (loss)							(18)	(10)
Net income (loss)							$(34)	$(47)

	Six Months Ended June 30, 2014
(In millions)	U.S. Car Rental	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH
Total revenues:	$3,220	$1,123	$743	$280	$—	$5,366
Expenses:
Direct operating	1,898	723	410	12	(6)	3,037
Depreciation of revenue earning equipment and lease charges, net	815	238	157	224	—	1,434
Selling, general and administrative	193	126	67	16	139	541
Interest expense, net	81	46	25	7	161	320
Other (income) expense, net	(29)	3	(2)	—	4	(24)
Total expenses	2,958	1,136	657	259	298	5,308
Income (loss) before income taxes	$262	$(13)	$86	$21	$(298)	58
(Provision) benefit for taxes on income (loss)						(56)
Net income (loss)						$2

Supplemental Schedule II
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Three Months Ended June 30, 2015 As Restated					Three Months Ended June 30, 2015 As Previously Reported					Three Months Ended June 30, 2014
(In millions, except per share data)	GAAP	Adjust-ments		Adjusted (Non-GAAP)		GAAP	Adjust-ments		Adjusted (Non-GAAP)		GAAP	Adjust-ments		Adjusted (Non-GAAP)
Total revenues	$2,692	$—		$2,692		$2,692	$—		$2,692		$2,830	$—		$2,830
Expenses:
Direct operating	1,502	(48)	(a)	1,454		1,505	(48)	(a)	1,457		1,594	(59)	(a)	1,535
Depreciation of revenue earning equipment and lease charges, net	678	—	(b)	678		696	—	(b)	696		708	(6)	(b)	702
Selling, general and administrative	295	(43)	(c)	252		295	(43)	(c)	252		264	(34)	(c)	230
Interest expense, net	156	(16)	(d)	140		156	(16)	(d)	140		164	(13)	(d)	151
Other (income) expense, net	(10)	4	(e)	(6)		(10)	4	(e)	(6)		(21)	17	(e)	(4)
Total expenses	2,621	(103)		2,518		2,642	(103)		2,539		2,709	(95)		2,614
Income (loss) before income taxes	71	103		174		50	103		153		121	95		216
(Provision) benefit for taxes on income (loss)	(35)	(29)	(f)	(64)	(f)	(27)	(30)	(f)	(57)	(f)	(49)	(31)	(f)	(80)	(f)
Net income (loss)	$36	$74		$110		$23	$73		$96		$72	$64		$136
Weighted average number of diluted shares outstanding	461	461		461		461	461		461		465	465		465
Diluted earnings (loss) per share	$0.08	$0.16		$0.24		$0.05	$0.16		$0.21		$0.15	$0.14		$0.29

Supplemental Schedule II (continued)
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Six Months Ended June 30, 2015 As Restated					Six Months Ended June 30, 2015 As Previously Reported					Six Months Ended June 30, 2014
(In millions, except per share data)	GAAP	Adjust-ments		Adjusted (Non-GAAP)		GAAP	Adjust-ments		Adjusted (Non-GAAP)		GAAP	Adjust-ments		Adjusted (Non-GAAP)
Total revenues	$5,145	$—		$5,145		$5,145	$—		$5,145		$5,366	$—		$5,366
Expenses:
Direct operating	2,910	(81)	(a)	2,829		2,913	(81)	(a)	2,832		3,037	(104)	(a)	2,933
Depreciation of revenue earning equipment and lease charges, net	1,385	—	(b)	1,385		1,403	—	(b)	1,403		1,434	(8)	(b)	1,426
Selling, general and administrative	560	(81)	(c)	479		560	(81)	(c)	479		541	(72)	(c)	469
Interest expense, net	310	(32)	(d)	278		310	(32)	(d)	278		320	(25)	(d)	295
Other (income) expense, net	(4)	1	(e)	(3)		(4)	1	(e)	(3)		(24)	28	(e)	4
Total expenses	5,161	(193)		4,968		5,182	(193)		4,989		5,308	(181)		5,127
Income (loss) before income taxes	(16)	193		177		(37)	193		156		58	181		239
(Provision) benefit for taxes on income (loss)	(18)	(47)	(f)	(65)	(f)	(10)	(48)	(f)	(58)	(f)	(56)	(32)	(f)	(88)	(f)
Net income (loss)	$(34)	$146		$112		$(47)	$145		$98		$2	$149		$151
Weighted average number of diluted shares outstanding	459	459		459		459	459		459		457	457		457
Diluted earnings (loss) per share	$(0.07)	$0.32		$0.24		$(0.10)	$0.32		$0.21		$—	$0.33		$0.33

a.
Represents the increase in amortization of other intangible assets, depreciation of property and equipment and accretion of certain revalued liabilities relating to purchase accounting. For the three months ended June 30, 2015 and 2014, also includes restructuring and restructuring related charges of $16 million and $27 million, respectively. For the six months ended June 30, 2015 and 2014, also includes restructuring and restructuring related charges of $18 million and $40 million, respectively.

b.
In 2014, represents the increase in depreciation of equipment rental revenue earning equipment based upon its revaluation relating to purchase accounting. There were no adjustments for depreciation of equipment rental revenue earning equipment in 2015.

c.
For the three months ended June 30, 2015 and 2014, primarily comprised of restructuring and restructuring related charges of $30 million and $15 million, respectively, expenses associated with the anticipated HERC spin-off transaction announced in March 2014 of $8 million and $12 million, respectively, consulting costs and legal fees related to the accounting review and investigation, expenses associated with acquisitions, integration charges and relocation expenses associated with the Company's relocation of its headquarters to Estero, Florida. For the six months ended June 30, 2015 and 2014, primarily comprised of restructuring and restructuring related charges of $53 million and $41 million, respectively, expenses associated with the anticipated HERC spin-off transaction announced in March 2014 of $17 million and $12 million, respectively, consulting costs and legal fees related to the accounting review and investigation, expenses associated with acquisitions, integration charges and relocation expenses associated with the Company's relocation of its headquarters to Estero, Florida. The three and six months ended June 30, 2015 also include costs associated with the separation of certain executives.

d.	Represents debt-related charges relating to the amortization of deferred debt financing costs and debt discounts.

e.
In 2014, primarily represents a $19 million litigation settlement received in relation to a class action lawsuit filed against an original equipment manufacturer stemming from recalls of their vehicles in previous years.

f.
Represents a (provision) benefit for income taxes derived utilizing a combined statutory rate of 37% for all periods shown. The combined statutory rate is applied to the adjusted income (loss) before income taxes to arrive at the adjusted (provision) benefit for taxes. The (provision) benefit for taxes related to the adjustments is calculated as the difference between the adjusted (provision) benefit for taxes and the GAAP (provision) benefit for taxes. Previously, we applied the combined statutory rate to our adjustments. Management believes the current approach results in a better indicator of our core earnings.

Supplemental Schedule III
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES
TO GROSS EBITDA, CORPORATE EBITDA, ADJUSTED CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME (LOSS) BY SEGMENT
Unaudited

	Three Months Ended June 30, 2015
(In millions)	U.S. Car Rental As Restated	U.S. Car Rental As Previously Reported	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH As Restated	Consolidated HGH As Previously Reported
Income (loss) before income taxes	$153	$132	$36	$20	$14	$(152)	$71	$50
Depreciation and amortization	429	447	110	100	117	5	761	779
Interest, net of interest income	41	41	18	15	2	80	156	156
Gross EBITDA	$623	$620	$164	$135	$133	$(67)	$988	$985
Car rental fleet depreciation and lease charges, net	(380)	(398)	(101)	—	(116)	—	(597)	(615)
Car rental fleet interest	(43)	(43)	(16)	—	(3)	—	(62)	(62)
Car rental fleet debt related charges (a)	8	8	2	—	1	—	11	11
Corporate EBITDA	$208	$187	$49	$135	$15	$(67)	$340	$319
Non-cash stock-based employee compensation charges	—	—	—	—	—	5	5	5
Restructuring and restructuring related charges(b)	16	16	5	6	—	20	47	47
Acquisition related costs and charges	—	—	—	—	—	1	1	1
Equipment rental spin-off costs (c)	—	—	—	7	—	1	8	8
Impairment charges and write-downs (d)	—	—	—	—	—	—	—	—
Integration expenses (e)	—	—	—	—	—	3	3	3
Relocation costs (f)	—	—	—	—	—	1	1	1
Other extraordinary, unusual or non-recurring items(g)	—	—	—	(1)	—	(4)	(5)	(5)
Adjusted Corporate EBITDA	$224	$203	$54	$147	$15	$(40)	$400	$379
Non-fleet depreciation and amortization(h)	(49)	(49)	(9)	(100)	(1)	(5)	(164)	(164)
Non-fleet interest, net of interest income	2	2	(2)	(15)	1	(80)	(94)	(94)
Non-fleet debt related charges (a)	—	—	—	1	—	4	5	5
Non-cash stock-based employee compensation charges	—	—	—	—	—	(5)	(5)	(5)
Acquisition accounting (i)	18	18	2	9	2	1	32	32
Adjusted pre-tax income (loss)	$195	$174	$45	$42	$17	$(125)	$174	$153

Supplemental Schedule III (continued)
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES
TO GROSS EBITDA, CORPORATE EBITDA, ADJUSTED CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME (LOSS) BY SEGMENT
Unaudited

	Three Months Ended June 30, 2014
(In millions)	U.S. Car Rental	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH
Income (loss) before income taxes	$167	$32	$49	$11	$(138)	$121
Depreciation and amortization	447	135	97	116	4	799
Interest, net of interest income	44	25	12	3	80	164
Gross EBITDA	$658	$192	$158	$130	$(54)	$1,084
Car rental fleet depreciation and lease charges, net	(391)	(124)	—	(114)	—	(629)
Car rental fleet interest	(45)	(22)	—	(3)	—	(70)
Car rental fleet debt related charges (a)	1	5	—	1	—	7
Corporate EBITDA	$223	$51	$158	$14	$(54)	$392
Non-cash stock-based employee compensation charges	—	—	—	—	5	5
Restructuring and restructuring related charges (b)	4	14	2	—	11	31
Acquisition related costs and charges	—	—	—	—	2	2
Equipment rental spin-off costs (c)	—	—	6	—	6	12
Impairment charges and write-downs (d)	10	—	—	—	—	10
Integration expenses (e)	—	—	—	—	3	3
Relocation costs (f)	—	—	—	—	3	3
Other extraordinary, unusual or non-recurring items(g)	(16)	3	—	—	1	(12)
Adjusted Corporate EBITDA	$221	$68	$166	$14	$(23)	$446
Non-fleet depreciation and amortization(h)	(56)	(11)	(97)	(2)	(4)	(170)
Non-fleet interest, net of interest income	1	(3)	(12)	—	(80)	(94)
Non-fleet debt related charges (a)	1	—	1	—	4	6
Non-cash stock-based employee compensation charges	—	—	—	—	(5)	(5)
Acquisition accounting (i)	17	3	9	3	1	33
Adjusted pre-tax income (loss)	$184	$57	$67	$15	$(107)	$216

Supplemental Schedule III (continued)
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES
TO GROSS EBITDA, CORPORATE EBITDA, ADJUSTED CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME (LOSS) BY SEGMENT
Unaudited

	Six Months Ended June 30, 2015
(In millions)	U.S. Car Rental As Restated	U.S. Car Rental As Previously Reported	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH As Restated	Consolidated HGH As Previously Reported
Income (loss) before income taxes	$188	$167	$38	$32	$25	$(299)	$(16)	$(37)
Depreciation and amortization	901	919	214	195	235	9	1,554	1,572
Interest, net of interest income	82	82	34	29	5	160	310	310
Gross EBITDA	$1,171	$1,168	$286	$256	$265	$(130)	$1,848	$1,845
Car rental fleet depreciation and lease charges, net	(801)	(819)	(196)	—	(231)	—	(1,228)	(1,246)
Car rental fleet interest	(86)	(86)	(31)	—	(6)	—	(123)	(123)
Car rental fleet debt-related charges (a)	15	15	4	—	2	—	21	21
Corporate EBITDA	$299	$278	$63	$256	$30	$(130)	$518	$497
Non-cash stock-based employee compensation charges	—	—	—	—	—	10	10	10
Restructuring and restructuring related charges (b)	18	18	6	8	—	35	67	67
Acquisition related costs and charges	—	—	—	—	—	—	—	—
Equipment rental spin-off costs (c)	—	—	—	16	—	1	17	17
Impairment charges and write-downs (d)	9	9	—	—	—	—	9	9
Integration expenses (e)	—	—	—	—	—	3	3	3
Relocation costs (f)	—	—	—	—	—	4	4	4
Other extraordinary, unusual or non-recurring items (g)	(2)	(2)	—	(1)	—	1	(2)	(2)
Adjusted Corporate EBITDA	$324	$303	$69	$279	$30	$(76)	$626	$605
Non-fleet depreciation and amortization(h)	(100)	(100)	(18)	(195)	(4)	(9)	(326)	(326)
Non-fleet interest, net of interest income	4	4	(3)	(29)	1	(160)	(187)	(187)
Non-fleet debt-related charges (a)	1	1	—	3	—	7	11	11
Non-cash stock-based employee compensation charges	—	—	—	—	—	(10)	(10)	(10)
Acquisition accounting (i)	36	36	4	18	4	1	63	63
Adjusted pre-tax income (loss)	$265	$244	$52	$76	$31	$(247)	$177	$156

Supplemental Schedule III (continued)
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES
TO GROSS EBITDA, CORPORATE EBITDA, ADJUSTED CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME (LOSS) BY SEGMENT
Unaudited

	Six Months Ended June 30, 2014
(In millions)	U.S. Car Rental	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH
Income (loss) before income taxes	$262	$(13)	$86	$21	$(298)	$58
Depreciation and amortization	926	259	193	230	6	1,614
Interest, net of interest income	81	46	25	7	161	320
Gross EBITDA	$1,269	$292	$304	$258	$(131)	$1,992
Car rental fleet depreciation and lease charges, net	(815)	(238)	—	(224)	—	(1,277)
Car rental fleet interest	(84)	(42)	—	(7)	—	(133)
Car rental fleet debt-related charges (a)	2	8	—	3	—	13
Corporate EBITDA	$372	$20	$304	$30	$(131)	$595
Non-cash stock-based employee compensation charges	—	—	—	—	13	13
Restructuring and restructuring related charges (b)	16	19	6	—	31	72
Acquisition related costs and charges	—	—	—	—	8	8
Equipment rental spin-off costs (c)	—	—	6	—	6	12
Impairment charges and write-downs (d)	10	—	—	—	—	10
Integration expenses (e)	1	—	—	—	5	6
Relocation costs (f)	—	—	—	—	5	5
Other extraordinary, unusual or non-recurring items (g)	(21)	(3)	1	—	1	(22)
Adjusted Corporate EBITDA	$378	$36	$317	$30	$(62)	$699
Non-fleet depreciation and amortization(h)	(111)	(21)	(193)	(6)	(6)	(337)
Non-fleet interest, net of interest income	3	(4)	(25)	—	(161)	(187)
Non-fleet debt-related charges (a)	1	—	3	—	8	12
Non-cash stock-based employee compensation charges	—	—	—	—	(13)	(13)
Acquisition accounting (i)	35	5	19	5	1	65
Adjusted pre-tax income (loss)	$306	$16	$121	$29	$(233)	$239

(a)	Represents non-cash charges relating to the amortization of deferred debt financing costs and debt discounts and premiums.

(b)
Represents expenses incurred under restructuring actions as defined in U.S. GAAP. Also represents incremental costs incurred directly supporting business transformation initiatives, such as transition costs in connection with business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes and consulting costs and legal fees related to the accounting review and investigation. The three and six months ended June 30, 2015 also include costs associated with the separation of certain executives.

(c)	Represents expense associated with the HERC spin-off.

(d)
For six months ended June 30, 2015, represents impairment of the former Dollar Thrifty headquarters and the impairment of a corporate asset recognized in the first quarter 2015. For the three and six months ended June 30, 2014, represents the write-off of assets associated with a terminated business relationship.

(e)	Primarily represents Dollar Thrifty integration related expenses.

(f)
Represents non-recurring costs incurred in connection with the relocation of the Company's corporate headquarters to Estero, Florida that were not included in restructuring expenses. Such expenses primarily include duplicate facility rent, certain moving expenses, and other costs that are direct and incremental due to the relocation.

(g)
Includes miscellaneous non-recurring or non-cash items. In the three and six months ended June 30, 2014, primarily represents a $19 million litigation settlement received in relation to a class action lawsuit filed against an original equipment manufacturer stemming from recalls of their vehicles in previous years.

(h)	Amounts related to the Worldwide Equipment Rental segment include depreciation of revenue earning equipment.

(i)	Represents the increase in amortization of other intangible assets, depreciation of property and equipment and accretion of revalued liabilities relating to purchase accounting.

Supplemental Schedule IV
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURE - FLEET GROWTH
Unaudited

	Six Months Ended June 30, 2015
(In millions)	U.S. Car Rental As Restated	U.S. Car Rental As Previously Reported	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH As Restated	Consolidated HGH As Previously Reported
Revenue earning equipment expenditures	$(5,190)	$(5,190)	$(1,732)	$(352)	$(717)	$(7,991)	$(7,991)
Proceeds from disposal of revenue earning equipment	3,279	3,279	1,111	93	426	4,909	4,909
Net revenue earning equipment capital expenditures	(1,911)	(1,911)	(621)	(259)	(291)	(3,082)	(3,082)
Depreciation of revenue earning equipment, net	801	819	159	158	231	1,349	1,367
Financing activity related to car rental fleet:						—
Borrowings	4,146	4,146	831	—	602	5,579	5,579
Payments	(2,986)	(2,986)	(444)	—	(562)	(3,992)	(3,992)
Restricted cash changes	150	150	12	—	(25)	137	137
Net financing activity related to car rental fleet	1,310	1,310	399	—	15	1,724	1,724
Fleet growth	$200	$218	$(63)	$(101)	$(45)	$(9)	$9

	Six Months Ended June 30, 2014
(In millions)	U.S. Car Rental	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH
Revenue earning equipment expenditures	$(3,260)	$(1,673)	$(296)	$(767)	$(5,996)
Proceeds from disposal of revenue earning equipment	2,114	1,059	89	455	3,717
Net revenue earning equipment capital expenditures	(1,146)	(614)	(207)	(312)	(2,279)
Depreciation of revenue earning equipment, net	813	199	157	224	1,393
Financing activity related to car rental fleet:					—
Borrowings	619	720	—	420	1,759
Payments	(731)	(491)	—	(350)	(1,572)
Restricted cash changes	124	(23)	—	6	107
Net financing activity related to car rental fleet	12	206	—	76	294
Fleet growth	$(321)	$(209)	$(50)	$(12)	$(592)

Supplemental Schedule V
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURE - FREE CASH FLOW
Unaudited

	Six Months Ended June 30,
(In millions)	2015 As Restated	2015 As Previously Reported	2014
Income (loss) before income taxes	$(16)	$(37)	$58
Depreciation and amortization, non-fleet, net	169	169	180
Amortization of debt discount and related charges	29	29	25
Cash paid for income taxes	(19)	(19)	(33)
Changes in assets and liabilities, net of effects of acquisitions, and other	(61)	(58)	(221)
Net cash provided by operating activities excluding depreciation of revenue earning equipment	102	84	9
U.S. car rental fleet growth	200	218	(321)
International car rental fleet growth	(63)	(63)	(209)
Equipment rental fleet growth	(101)	(101)	(50)
All other operations rental fleet growth	(45)	(45)	(12)
Property and equipment expenditures, net of disposals	(123)	(123)	(106)
Net investment activity	(132)	(114)	(698)
Free cash flow	$(30)	$(30)	$(689)

Supplemental Schedule VI
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE,
DEPRECIATION AND KEY METRICS
Unaudited

NET CORPORATE DEBT, NET FLEET DEBT AND TOTAL NET DEBT

	As of June 30, 2015			As of December 31, 2014
(In millions)	Fleet	Corporate	Total	Fleet	Corporate	Total
Debt	$11,064	$6,618	$17,682	$9,562	$6,431	$15,993
Less:
Cash and cash equivalents	—	537	537	—	490	490
Restricted cash	378	43	421	515	56	571
Net debt	$10,686	$6,038	$16,724	$9,047	$5,885	$14,932

WORLDWIDE EQUIPMENT RENTAL AND RENTAL RELATED REVENUE

	Three Months Ended June 30,		Six Months Ended June 30,
(in millions)	2015	2014	2015	2014
Worldwide equipment rental segment revenues	$375	$384	$730	$743
Worldwide equipment sales and other revenue	(28)	(29)	(51)	(55)
Rental and rental related revenue at actual rates	347	355	679	688
Foreign currency adjustment(a)	5	(7)	10	(13)
Rental and rental related revenue	$352	$348	$689	$675
(a)Based on December 31, 2014 foreign exchange rates.

Supplemental Schedule VI (continued)

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE,
DEPRECIATION AND KEY METRICS (CONTINUED)
Unaudited

TOTAL RPD, FLEET EFFICIENCY, REVENUE PER AVAILABLE CAR DAY AND NET DEPRECIATION PER UNIT PER MONTH

U.S. Car Rental Segment

	Three Months Ended June 30,		Six Months Ended June 30,
($In millions, except as noted)	2015	2014	2015		2014
Total RPD
Revenues	$1,615	$1,663	$3,135		$3,220
Ancillary retail car sales revenue	$(13)	$(7)	$(25)		$(14)
Total rental revenue	$1,602	$1,656	$3,110		$3,206
Transaction days (in thousands)	34,977	35,850	67,014		68,210
Total RPD (in whole dollars)	$45.80	$46.19	$46.41		$47.00

Fleet Efficiency
Transaction days (in thousands)	34,977	35,850	67,014		68,210
Average Fleet	511,700	502,500	500,500		497,000
Advantage sublease vehicles	—	(4,400)	—		(7,500)
Hertz 24/7 vehicles	—	(1,000)	—		(1,000)
Average Fleet used to calculate fleet efficiency	511,700	497,100	500,500		488,500
Number of days in period	91	91	181		181
Available car days (in thousands)	46,565	45,236	90,591	—	88,419
Fleet efficiency (a)	75%	79%	74%		77%

Revenue Per Available Car Day
Total rental revenue	$1,602	$1,656	$3,110		$3,206
Available car days (in thousands)	46,565	45,236	90,591	—	88,419
Revenue per available car day (in whole dollars)	$34.40	$36.61	$34.33		$36.26

Net Depreciation Per Unit Per Month (As Restated)
Depreciation of revenue earning equipment and lease charges, net (in millions)	$380	$391	$801		$815
Average fleet	511,700	502,500	500,500		497,000
Depreciation of revenue earning equipment and lease charges, net divided by average fleet (whole dollars)	$743	$778	$1,600		$1,640
Number of months in period	3	3	6		6
Net depreciation per unit per month (whole dollars)	$248	$259	$267		$273

Net Depreciation Per Unit Per Month (As Previously Reported)
Depreciation of revenue earning equipment and lease charges, net (in millions)	$398	$391	$819		$815
Average fleet	511,700	502,500	500,500		497,000
Depreciation of revenue earning equipment and lease charges, net divided by average fleet (whole dollars)	$778	$778	$1,636		$1,640
Number of months in period	3	3	6		6
Net depreciation per unit per month (whole dollars)	$259	$259	$273		$273

(a)Calculated as transaction days divided by available car days.

Supplemental Schedule VI (continued)

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE,
DEPRECIATION AND KEY METRICS (CONTINUED)
Unaudited

TOTAL RPD, FLEET EFFICIENCY, REVENUE PER AVAILABLE CAR DAY AND NET DEPRECIATION PER UNIT PER MONTH (CONTINUED)

International Car Rental

	Three Months Ended June 30,		Six Months Ended June 30,
(in millions, except as noted)	2015	2014	2015	2014
Total RPD
Revenues	$556	$641	$992	$1,123
Foreign currency adjustment (a)	40	(67)	63	(112)
Total rental revenue	$596	$574	$1,055	$1,011
Transaction days (in thousands)	12,523	12,096	22,298	21,491
Total RPD (in whole dollars)	$47.59	$47.45	$47.31	$47.04

Fleet Efficiency
Transaction days (in thousands)	12,523	12,096	22,298	21,491
Average Fleet	173,700	172,300	158,800	157,000
Number of days in period	91	91	181	181
Available car days (in thousands)	15,807	15,679	28,743	28,417
Fleet efficiency (b)	79%	77%	78%	76%

Revenue Per Available Car Day
Total rental revenue	$596	$574	$1,055	$1,011
Available car days (in thousands)	15,807	15,679	28,743	28,417
Revenue per available car day (in whole dollars)	$37.70	$36.61	$36.70	$35.58

Net Depreciation Per Unit Per Month
Depreciation of revenue earning equipment and lease charges, net (in millions)	$101	$124	$196	$238
Foreign currency adjustment (in millions) (a)	7	(13)	12	(24)
Adjusted depreciation of revenue earning equipment and lease charges, net (in millions)	$108	$111	$208	$214
Average fleet	173,700	172,300	158,800	157,000
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet (whole dollars)	$622	$644	$1,310	$1,363
Number of months in period	$3	$3	$6	$6
Net depreciation per unit per month (whole dollars)	$207	$215	$218	$227
(a)Based on December 31, 2014 foreign exchange rates.
(b)Calculated as transaction days divided by available car days.

FINANCIAL INFORMATION AND OPERATING DATA

SELECTED UNAUDITED CONSOLIDATED INCOME STATEMENT DATA

	Three Months Ended March 31,			Three Months Ended March 31,
(In millions, except per share data)	2015	2014	2013 As Restated	2013 As Revised	2013 As Reported
Total revenues	$2,454	$2,536	$2,437	$2,437	$2,436
Expenses:
Direct operating	1,408	1,443	1,364	1,358	1,351
Depreciation of revenue earning equipment and lease charges, net	707	726	589	580	587
Selling, general and administrative	266	276	250	248	252
Interest expense, net	154	156	175	175	175
Other (income) expense, net	5	(3)	—	2	(1)
Total expenses	2,540	2,598	2,378	2,363	2,364
Income (loss) before income taxes	(86)	(62)	59	74	72
(Provision) benefit for taxes on income (loss)	16	(7)	(53)	(58)	(54)
Net income (loss)	$(70)	$(69)	$6	$16	$18
Weighted average number of shares outstanding:
Basic	459	447	416	416	416
Diluted	459	447	461	461	461
Earnings per share:
Basic	$(0.15)	$(0.15)	$0.01	$0.04	$0.04
Diluted	$(0.15)	$(0.15)	$0.02	$0.04	$0.04

Adjusted Corporate EBITDA(a)	$226	$254	$359	NR	$367
Adjusted pre-tax Income (loss)(a)	3	24	136	NR	145
(a)        Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule III.

SELECTED UNAUDITED CONSOLIDATED BALANCE SHEET DATA

	As of March 31,		As of December 31, 2013
(In millions)	2015	2014	As Revised
Cash and cash equivalents	$585	$498	$411
Restricted cash	411	453	861
Revenue earning equipment:
U.S. Car Rental	8,814	8,662	8,629
International Car Rental	2,021	2,245	2,047
Worldwide Equipment Rental	2,473	2,440	2,416
All Other Operations	1,285	1,157	1,099
Total revenue earning equipment, net	14,593	14,504	14,191
Total assets	24,602	24,470	24,423
Total debt	16,351	16,125	16,309
Net Fleet debt(a)	9,548	9,148	9,034
Net Corporate debt(a) (b)	5,807	6,026	6,003
Total equity	2,349	2,491	2,567
(a)        Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule VI.
(b)        Fleet related to Hertz Equipment Rental Corporation is funded via Corporate Debt.

SELECTED UNAUDITED CONSOLIDATED CASH FLOW DATA

	Three Months Ended March 31,			Three Months Ended March 31,
(In millions)	2015	2014	2013 As Restated	2013 As Revised	2013 As Reported
Cash provided by (used in):
Operating activities	$782	$760	$746	$747	$743
Investing activities	(1,166)	(372)	(946)	(950)	(932)
Financing activities	499	(301)	317	318	318
Effect of exchange rate changes	(20)	—	(8)	(8)	(8)
Net change in cash and cash equivalents	$95	$87	$109	$107	$121
Fleet growth(a)	$171	$—	$(196)	NR	$(194)
Free cash flow(a)	189	3	(76)	(73)	(79)

(a)	Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedules IV and V.

SELECTED UNAUDITED OPERATING DATA BY SEGMENT

	Three Months Ended March 31,			Three Months Ended March 31,
	2015	2014	2013 As Restated	2013 As Reported
U.S. Car Rental
Transaction days (in thousands)	32,036	32,360	30,064	30,064
Total RPD(a)	$47.07	$47.90	$48.63	$49.35
Revenue per available car day (in whole dollars)(a)	$34.24	$35.92	$37.61	NR
Average fleet	489,300	491,500	454,000	457,700
Fleet efficiency(a)	73%	75%	77%	NR
Net depreciation per unit per month(a)	$287	$288	$209	NR
Program cars as a percentage of total average fleet at period end	24%	15%	4%	NR
Adjusted pre-tax income (loss) (in millions)(a)	$71	$119	$232	NR

International Car Rental
Transaction days (in thousands)	9,775	9,395	9,006	9,006
Total RPD(a)(b)	$46.96	$51.41	$51.63	$52.76
Revenue per available car day (in whole dollars)(a) (b)	$35.42	$37.95	$37.58	NR
Average fleet	144,000	141,400	137,500	137,500
Fleet efficiency(a)	75%	74%	73%	NR
Net depreciation per unit per month(a)	$231	$266	$301	NR
Program cars as a percentage of total average fleet at period end	38%	34%	28%	NR
Adjusted pre-tax income (loss) (in millions)(a)	$8	$(39)	$(47)	NR

Worldwide Equipment Rental
Dollar utilization	34%	34%	35%	NR
Time utilization	61%	61%	61%	NR
Rental and rental related revenue (in millions)(a)(b)	$336	$334	$320	$322
Same store revenue growth, including growth initiatives(b)	1%	5%	13%	13%
Adjusted pre-tax income (loss) (in millions)(a)	$33	$52	$45	$46

All Other Operations
Average fleet — Donlen	168,600	176,800	165,600	165,600
Adjusted pre-tax income (loss) (in millions)(a)	$16	$16	$13	NR

(a)	Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedules III and VI.

(b)	Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates. Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

SUPPLEMENTAL SCHEDULES AND DEFINITIONS

The following Supplemental Schedules and definitions are provided to present segment results and reconciliations of non-GAAP measures to their most comparable GAAP measure. Following the Supplemental Schedules we provide definitions for terminology used throughout these schedules.

Supplemental Schedule I

HERTZ GLOBAL HOLDINGS, INC.
CONDENSED STATEMENT OF OPERATIONS BY SEGMENT
Unaudited

	Three Months Ended March 31, 2015						Three Months Ended March 31, 2014
(in millions)	U.S. Car Rental	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH
Total revenues:	$1,520	$436	$355	$143	$—	$2,454	$1,557	$482	$358	$139	$—	$2,536
Expenses:
Direct operating	926	267	208	6	1	1,408	907	329	200	7	—	1,443
Depreciation of revenue earning equipment and lease charges, net	421	95	76	115	—	707	424	113	78	111	—	726
Selling, general and administrative	98	57	46	8	57	266	101	65	32	6	72	276
Interest expense, net	40	15	15	2	82	154	38	20	13	4	81	156
Other (income) expense, net	—	—	(1)	—	6	5	(7)	—	(1)	—	5	(3)
Total expenses	1,485	434	344	131	146	2,540	1,463	527	322	128	158	2,598
Income (loss) before income taxes	$35	$2	$11	$12	$(146)	$(86)	$94	$(45)	$36	$11	$(158)	$(62)
(Provision) benefit for taxes on income (loss)						16						(7)
Net income (loss)						$(70)						$(69)

Supplemental Schedule I (continued)
HERTZ GLOBAL HOLDINGS, INC.
CONDENSED STATEMENT OF OPERATIONS BY SEGMENT
Unaudited

	Three Months Ended March 31, 2013 As Restated						Three Months Ended March 31, 2013 As Revised	Three Months Ended March 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	Consolidated HGH	Consolidated HGH
Total revenues:	$1,484	$471	$353	$129	$—	$2,437	$2,437	$2,436
Expenses:
Direct operating	847	313	203	6	(5)	1,364	1,358	1,351
Depreciation of revenue earning equipment and lease charges, net	285	125	74	105	—	589	580	587
Selling, general and administrative	101	65	33	7	44	250	248	252
Interest expense, net	46	26	13	2	88	175	175	175
Other (income) expense, net	1	—	(1)	—	—	—	2	(1)
Total expenses	1,280	529	322	120	127	2,378	2,363	2,364
Income (loss) before income taxes	$204	$(58)	$31	$9	$(127)	$59	$74	$72
(Provision) benefit for taxes on income (loss)						(53)	(58)	(54)
Net income (loss)						$6	$16	$18

Supplemental Schedule II
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Three Months Ended March 31, 2015					Three Months Ended March 31, 2014					Three Months Ended March 31, 2013 as Restated					Three Months Ended March 31, 2013 as Reported
(In millions, except per share data)	GAAP	Adjust-ments		Adjusted (Non-GAAP)		GAAP	Adjust-ments		Adjusted (Non-GAAP)		GAAP	Adjust-ments		Adjusted (Non-GAAP)		GAAP	Adjust-ments		Adjusted (Non-GAAP)
Total revenues	$2,454	$—		$2,454		$2,536	$—		$2,536		$2,437	$—		$2,437		$2,436	$—		$2,436
Expenses:
Direct operating	1,408	(33)		1,375		1,443	(46)		1,397		1,364	(36)		1,328		1,351	(36)		1,315
Depreciation of revenue earning equipment and lease charges, net	707	—		707		726	(2)		724		589	(4)		585		587	(4)		583
Selling, general and administrative	266	(37)		229		276	(38)		238		250	(18)		232		252	(16)		236
Interest expense, net	154	(16)		138		156	(12)		144		175	(17)		158		175	(17)		158
Other (income) expense, net	5	(3)		2		(3)	12		9		—	(2)		(2)		(1)	—		(1)
Total expenses	2,540	(89)		2,451		2,598	(86)		2,512		2,378	(77)		2,301		2,364	(73)		2,291
Income (loss) before income taxes	(86)	89		3		(62)	86		24		59	77		136		72	73		145
(Provision) benefit for taxes on income (loss)	16	(17)	(a)	(1)	(a)	(7)	(2)	(a)	(9)	(a)	(53)	5	(a)	(48)	(a)	(54)	3	(a)	(51)	(a)
Net income (loss)	$(70)	$72		$2		$(69)	$84		$15		$6	$82		$88		$18	$76		$94
Weighted average number of diluted shares outstanding	459	459		459		447	447		447		461	461		461		461	461		461
Diluted earnings (loss) per share(b)	$(0.15)	$0.16		$—		$(0.15)	$0.19		$0.03		$0.02	$0.18		$0.19		$0.04	NR		$0.21
(a) Represents a (provision) benefit for income taxes derived utilizing a combined statutory rate of 37% for 2015 and 2014 and 35% for 2013. The combined statutory rate is applied to the adjusted income (loss) before income taxes to arrive at the adjusted (provision) benefit for taxes. The (provision) benefit for taxes related to the adjustments is calculated as the difference between the adjusted (provision) benefit for taxes and the GAAP (provision) benefit for taxes. Previously, we applied the combined statutory rate to our adjustments. Management believes the current approach results in a better indicator of our core earnings.
(b) Net income (loss) used in diluted earnings per share calculation includes an adjustment to add back to net income the amount of interest expense on convertible senior notes, net of tax of $1 million, for the quarter ended March 31, 2013.

Supplemental Schedule III
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES
TO GROSS EBITDA, CORPORATE EBITDA, ADJUSTED CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME (LOSS) BY SEGMENT
Unaudited

	Three Months Ended March 31, 2015
(In millions)	U.S. Car Rental	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH
Income (loss) before income taxes	$35	$2	$11	$12	$(146)	$(86)
Depreciation and amortization	472	105	95	117	4	793
Interest, net of interest income	40	15	15	2	82	154
Gross EBITDA	$547	$122	$121	$131	$(60)	$861
Car rental fleet depreciation	(421)	(95)	—	(115)	—	(631)
Car rental fleet interest	(43)	(15)	—	(3)	—	(61)
Car rental fleet debt - related charges	8	2	—	1	—	11
Corporate EBITDA	$91	$14	$121	$14	$(60)	$180
Non-cash stock-based employee compensation charges	—	—	—	—	4	4
Restructuring and restructuring related charges	2	2	2	—	14	20
Acquisition related costs and charges	—	—	—	—	—	—
Integration expenses	(1)	—	—	—	1	—
Equipment Rental spin-off costs	—	—	9	—	—	9
Relocation costs	(2)	—	—	—	2	—
Premiums paid on debt	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—
Impairment charges and asset write-downs	9	—	—	—	—	9
Other extraordinary, unusual or non-recurring items	1	—	—	—	3	4
Adjusted Corporate EBITDA	$100	$16	$132	$14	$(36)	$226
Non-fleet depreciation and amortization	(51)	(10)	(95)	(2)	(4)	(162)
Non-fleet interest, net of interest income	3	—	(15)	1	(82)	(93)
Non-fleet debt - related charges	—	—	1	—	4	5
Non-cash stock-based employee compensation charges	—	—	—	—	(4)	(4)
Acquisition accounting	19	2	10	3	(3)	31
Adjusted pre-tax income (loss)	$71	$8	$33	$16	$(125)	$3

Supplemental Schedule III (continued)
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES
TO GROSS EBITDA, CORPORATE EBITDA, ADJUSTED CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME (LOSS) BY SEGMENT
Unaudited

	Three Months Ended March 31, 2014
(In millions)	U.S. Car Rental	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH
Income (loss) before income taxes	$94	$(45)	$36	$11	$(158)	$(62)
Depreciation and amortization	479	123	96	113	5	816
Interest, net of interest income	38	20	13	4	81	156
Gross EBITDA	$611	$98	$145	$128	$(72)	$910
Car rental fleet depreciation	(424)	(113)	—	(111)	—	(648)
Car rental fleet interest	(39)	(20)	—	(4)	—	(63)
Car rental fleet debt - related charges	1	3	—	2	—	6
Corporate EBITDA	$149	$(32)	$145	$15	$(72)	$205
Non-cash stock-based employee compensation charges	—	—	—	—	8	8
Restructuring and restructuring related charges	11	5	3	—	20	39
Acquisition related costs and charges	—	—	—	—	7	7
Integration expenses	(2)	—	—	—	2	—
Equipment Rental spin-off costs	—	—	—	—	—	—
Relocation costs	(2)	—	—	—	2	—
Premiums paid on debt	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—
Impairment charges and asset write-downs	—	—	—	—	—	—
Other extraordinary, unusual or non-recurring items	(1)	(5)	1	—	—	(5)
Adjusted Corporate EBITDA	$155	$(32)	$149	$15	$(33)	$254
Non-fleet depreciation and amortization	(55)	(10)	(96)	(2)	(5)	(168)
Non-fleet interest, net of interest income	1	—	(13)	—	(81)	(93)
Non-fleet debt - related charges	—	—	2	—	4	6
Non-cash stock-based employee compensation charges	—	—	—	—	(8)	(8)
Acquisition accounting	18	3	10	3	(1)	33
Adjusted pre-tax income (loss)	$119	$(39)	$52	$16	$(124)	$24

Supplemental Schedule III (continued)
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES
TO GROSS EBITDA, CORPORATE EBITDA, ADJUSTED CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME (LOSS) BY SEGMENT
Unaudited

	Three Months Ended March 31, 2013 As Restated						Three Months Ended March 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	Consolidated HGH
Income (loss) before income taxes	$204	$(58)	$31	$9	$(127)	$59	$72
Depreciation and amortization	338	133	93	107	2	673	669
Interest, net of interest income	46	26	13	2	88	175	175
Gross EBITDA	$588	$101	$137	$118	$(37)	$907	$916
Car rental fleet depreciation	(285)	(125)	—	(105)	—	(515)	(513)
Car rental fleet interest	(45)	(24)	—	(2)	—	(71)	(71)
Car rental fleet debt - related charges	2	3	—	—	—	5	5
Corporate EBITDA	$260	$(45)	$137	$11	$(37)	$326	$337
Non-cash stock-based employee compensation charges	—	—	—	—	8	8	8
Restructuring and restructuring related charges	1	5	—	—	1	7	8
Acquisition related costs and charges	—	—	—	—	3	3	3
Integration expenses	5	—	—	—	6	11	11
Equipment Rental spin-off costs	—	—	—	—	—	—	—
Relocation costs	—	—	—	—	—	—	—
Premiums paid on debt	—	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—
Impairment charges and asset write-downs	—	—	—	—	—	—	—
Other extraordinary, unusual or non-recurring items	2	1	3	—	(2)	4	—
Adjusted Corporate EBITDA	$268	$(39)	$140	$11	$(21)	$359	$367
Non-fleet depreciation and amortization	(53)	(8)	(93)	(2)	(2)	(158)	(156)
Non-fleet interest, net of interest income	(1)	(2)	(13)	—	(88)	(104)	(104)
Non-fleet debt - related charges	—	—	1	—	11	12	12
Non-cash stock-based employee compensation charges	—	—	—	—	(8)	(8)	(8)
Acquisition accounting	18	2	10	4	1	35	34
Adjusted pre-tax income (loss)	$232	$(47)	$45	$13	$(107)	$136	$145

Supplemental Schedule IV
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURE - FREE CASH FLOW
Unaudited

	Three Months Ended March 31,			Three Months Ended March 31,
(In millions)	2015	2014	2013 As Restated	2013 As Revised	2013 As Reported
Income before income taxes	$(86)	$(62)	$59	$74	$72
Depreciation and amortization, non-fleet assets	86	90	84	81	51
Amortization of debt discount and related charges	16	11	17	17	48
Cash paid for income taxes	(4)	(14)	(6)	(6)	(6)
Changes in assets and liabilities, net of effects of acquisitions, and other	81	28	20	16	6
Net cash provided by operating activities excluding depreciation of revenue earning equipment	93	53	174	182	172
U.S. car rental fleet growth (a)	(12)	(71)	(318)	NR	NR
International car rental fleet growth (a)	203	88	168	NR	NR
Equipment rental fleet growth (a)	18	(10)	(41)	NR	NR
All other operations rental fleet growth (a)	(38)	(7)	(5)	NR	NR
Property and equipment expenditures, net of disposals	(75)	(50)	(54)	(57)	(57)
Net investment activity	96	(50)	(250)	(255)	(251)
Free cash flow	$189	$3	$(76)	$(73)	$(79)

(a)        Historically, fleet growth has not been reported on a segment basis.

Supplemental Schedule V
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURE - FLEET GROWTH
Unaudited

	Three Months Ended March 31, 2015					Three Months Ended March 31, 2014
(In millions)	U.S. Car Rental	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	U.S. Car Rental	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH
Revenue earning equipment expenditures	$(2,444)	$(515)	$(121)	$(358)	$(3,438)	$(1,589)	$(509)	$(109)	$(375)	$(2,582)
Proceeds from disposal of revenue earning equipment	1,368	658	62	201	2,289	1,018	610	21	211	1,860
Net revenue earning equipment capital expenditures	(1,076)	143	(59)	(157)	(1,149)	(571)	101	(88)	(164)	(722)
Depreciation of revenue earning equipment	421	77	77	113	688	422	95	78	111	706
Financing activity related to car rental fleet:
Borrowings	2,516	245	—	83	2,844	310	270	—	400	980
Payments	(2,007)	(278)	—	(67)	(2,352)	(631)	(354)	—	(350)	(1,335)
Restricted cash changes	134	16	—	(10)	140	399	(24)	—	(4)	371
Net financing activity related to car rental fleet	643	(17)	—	6	632	78	(108)	—	46	16
Fleet growth	$(12)	$203	$18	$(38)	$171	$(71)	$88	$(10)	$(7)	$—

	Three Months Ended March 31, 2013 As Restated					Three Months Ended March 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int'l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	Consolidated HGH
Revenue earning equipment expenditures	$(2,385)	$(485)	$(154)	$(230)	$(3,254)	$(3,253)
Proceeds from disposal of revenue earning equipment	1,447	625	39	125	2,236	2,238
Net revenue earning equipment capital expenditures	(938)	140	(115)	(105)	(1,018)	(1,015)
Depreciation of revenue earning equipment	285	109	74	104	572	572
Financing activity related to car rental fleet:
Borrowings	1,543	245	—	—	1,788	NR
Payments	(1,366)	(292)	—	(1)	(1,659)	NR
Restricted cash changes	158	(34)	—	(3)	121	NR
Net financing activity related to car rental fleet	335	(81)	—	(4)	250	250
Fleet growth	$(318)	$168	$(41)	$(5)	$(196)	$(193)

Supplemental Schedule VI
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS
Unaudited

NET CORPORATE DEBT, NET FLEET DEBT AND TOTAL NET DEBT

							As of December 31, 2013			As of December 31, 2013
	As of March 31, 2015			As of March 31, 2014			As Restated			As Reported
(In millions)	Fleet	Corporate	Total	Fleet	Corporate	Total	Fleet	Corporate	Total	Fleet	Corporate	Total
Debt	$9,917	$6,434	$16,351	$9,548	$6,577	$16,125	$9,806	$6,503	$16,309	$9,806	$6,503	$16,309
Less:
Cash and cash equivalents	—	585	585	—	498	498	—	411	411	—	423	423
Restricted cash	369	42	411	400	53	453	772	89	861	772	88	860
Net debt	$9,548	$5,807	$15,355	$9,148	$6,026	$15,174	$9,034	$6,003	$15,037	$9,034	$5,992	$15,026

WORLDWIDE EQUIPMENT RENTAL AND RENTAL RELATED REVENUE

	Three Months Ended March 31,
(In millions)	2015	2014	2013 As Restated	2013 As Reported
Equipment rental segment revenues	$355	$358	$353	$351
Equipment sales and other revenue	(23)	(26)	(30)	(30)
Rental and rental related revenue at actual rates	332	332	323	321
Foreign currency adjustment (a)	4	2	(3)	1
Rental and rental related revenue	$336	$334	$320	$322

(a)
Amounts shown for 2015 are based on December 31, 2014 foreign exchange rates. Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

Supplemental Schedule VI (continued)

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)
Unaudited

TOTAL RPD, FLEET EFFICIENCY, REVENUE PER AVAILABLE CAR DAY, AND NET DEPRECIATION PER UNIT PER MONTH

U.S. Car Rental Segment

	Three Months Ended March 31,
(In millions, except as noted)	2015	2014	2013 As Restated
Total RPD
Revenues	$1,520	$1,557	$1,484
Advantage sublease revenue	—	—	(20)
Ancillary retail car sales revenue	(12)	(7)	(2)
Total rental revenue	$1,508	$1,550	$1,462
Transaction days (in thousands)	32,036	32,360	30,064
Total RPD (in whole dollars)	$47.07	$47.90	$48.63

Fleet Efficiency
Transaction days (in thousands)	32,036	32,360	30,064
Average Fleet	489,300	491,500	454,000
Advantage sublease vehicles	—	(11,000)	(21,100)
Hertz 24/7 vehicles	—	(1,000)	(1,000)
Average Fleet used to calculate fleet efficiency	489,300	479,500	431,900
Number of days in period	90	90	90
Available car days (in thousands)	44,037	43,155	38,871
Fleet efficiency(a)	73%	75%	77%

Revenue Per Available Car Day
Total rental revenue	$1,508	$1,550	$1,462
Available car days (in thousands)	44,037	43,155	38,871
Revenue per available car day (in whole dollars)	$34.24	$35.92	$37.61

Net Depreciation Per Unit Per Month
Depreciation of revenue earning equipment and lease charges, net (in millions)	$421	$424	$285
Average fleet	489,300	491,500	454,000
Depreciation of revenue earning equipment and lease charges, net divided by average fleet (in whole dollars)	$860	$863	$628
Number of months in period	3	3	3
Net depreciation per unit per month (in whole dollars)	$287	$288	$209

(a) Calculated as transaction days divided by available car days.

Supplemental Schedule VI (continued)

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)
Unaudited

TOTAL RPD, FLEET EFFICIENCY, REVENUE PER AVAILABLE CAR DAY AND NET DEPRECIATION PER UNIT PER MONTH (CONTINUED)

International Car Rental

	Three Months Ended March 31,
(in millions, except as noted)	2015	2014	2013 As Restated
Total RPD
Revenues	$436	$482	$471
Foreign currency adjustment(a)	23	1	(6)
Total rental revenue	$459	$483	$465
Transaction days (in thousands)	9,775	9,395	9,006
Total RPD (in whole dollars)	$46.96	$51.41	$51.63

Fleet Efficiency
Transaction days (in thousands)	9,775	9,395	9,006
Average Fleet	144,000	141,400	137,500
Number of days in period	90	90	90
Available car days (in thousands)	12,960	12,726	12,375
Fleet efficiency(b)	75%	74%	73%

Revenue Per Available Car Day
Total rental revenue	$459	$483	$465
Available car days (in thousands)	12,960	12,726	12,375
Revenue per available car day (in whole dollars)	$35.42	$37.95	$37.58

Net Depreciation Per Unit Per Month
Depreciation of revenue earning equipment and lease charges, net (in millions)	$95	$113	$125
Foreign currency adjustment (in millions)(a)	5	—	(1)
Adjusted depreciation of revenue earning equipment and lease charges, net (in millions)	$100	$113	$124
Average fleet	144,000	141,400	137,500
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet (in whole dollars)	$694	$799	$902
Number of months in period	3	3	3
Net depreciation per unit per month (in whole dollars)	$231	$266	$301

(a)
Amounts shown for 2015 are based on December 31, 2014 foreign exchange rates. Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

(b) Calculated as transaction days divided by available car days.

All Car Rental

Three Months Ended March 31,
(In millions, except as noted)	2013 As Reported

Revenues	$2,085
Non-rental revenue	(128)
Foreign currency adjustment	2
Total rental revenue	$1,959
Transaction days (in thousands)	39,070
Total RPD (in whole dollars)	$50.14

FINANCIAL INFORMATION AND OPERATING DATA

SELECTED UNAUDITED CONSOLIDATED INCOME STATEMENT DATA

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
(In millions, except per share data)	2014	2013 As Restated	2013 As Revised
Total revenues	$11,046	$10,775	$10,772
Expenses:
Direct operating	6,314	5,777	5,752
Depreciation of revenue earning equipment and lease charges, net	3,034	2,533	2,526
Selling, general and administrative	1,088	1,053	1,022
Interest expense, net	648	707	704
Other (income) expense, net	(15)	102	105
Total expenses	11,069	10,172	10,109
Income (loss) before income taxes	(23)	603	663
(Provision) benefit for taxes on income (loss)	(59)	(301)	(317)
Net income (loss)	$(82)	$302	$346
Weighted average number of shares outstanding:
Basic	454	422	422
Diluted	454	464	464
Earnings per share:
Basic	$(0.18)	$0.72	$0.82
Diluted	$(0.18)	$0.65	$0.76

Adjusted Corporate EBITDA(a)	$1,331	$2,001	$2,044
Adjusted pre-tax Income (loss)(a)	403	1,096	1,154

(a)        Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule III.

SELECTED UNAUDITED CONSOLIDATED BALANCE SHEET DATA

(In millions)	As of December 31, 2014	As of December 31, 2013 As Restated	As of December 31, 2013 As Revised
Cash and cash equivalents	$490	$411	$423
Restricted cash	571	861	860
Revenue earning equipment:
U.S. Car Rental	8,070	8,629	8,629
International Car Rental	1,904	2,047	2,047
Worldwide Equipment Rental	2,442	2,416	2,416
All Other Operations	1,237	1,099	1,101
Total revenue earning equipment, net	13,653	14,191	14,193
Total assets	23,985	24,423	24,588
Total debt	15,993	16,309	16,309
Net Fleet debt(a)	9,047	9,034	9,034
Net Corporate debt(a) (b)	5,885	6,003	5,992
Total equity	2,464	2,567	2,771

(a)    Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule VI.
(b)    Fleet related to Hertz Equipment Rental Corporation is funded via Corporate Debt.

SELECTED UNAUDITED CONSOLIDATED CASH FLOW DATA

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
(In millions)	2014	2013 As Restated	2013 As Reported
Cash provided by (used in):
Operating activities	$3,452	$3,593	$3,590
Investing activities	(3,183)	(3,850)	(3,839)
Financing activities	(159)	127	127
Effect of exchange rate changes	(31)	—	—
Net change in cash and cash equivalents	$79	$(130)	$(122)

Fleet growth(a)	$104	$(449)	$(455)
Free cash flow(a)	321	$446	449

(a)	Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules IV and V.

SELECTED UNAUDITED OPERATING DATA BY SEGMENT

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013 As Restated	2013 As Revised
U.S. Car Rental
Transaction days (in thousands)	139,752	133,181	133,181
Total RPD(a)	$46.07	$46.94	$47.00
Revenue per available car day (in whole dollars)(a)	$35.70	$36.68	NR
Average fleet	499,100	490,000	490,000
Fleet efficiency(a)	77%	78%	NR
Net depreciation per unit per month(a)	$294	$218	NR
Program cars as a percentage of total average fleet at period end	21%	9%	NR
Adjusted pre-tax income (loss) (in millions)(a)	$387	$1,033	$1,091

International Car Rental
Transaction days (in thousands)	46,917	45,019	45,019
Total RPD(a) (b)	$52.86	$53.31	$53.81
Revenue per available car day (in whole dollars)(a) (b)	$40.71	$40.76	NR
Average Fleet	166,900	161,300	161,300
Fleet efficiency(a)	77%	76%	NR
Net depreciation per unit per month(a)	$250	$275	NR
Program cars as a percentage of total average fleet at period end	30%	24%	NR
Adjusted pre-tax income (loss) (in millions)(a)	$144	$134	$141

Worldwide Equipment Rental
Dollar utilization	36%	37%	NR
Time utilization	64%	65%	NR
Rental and rental related revenue (in millions)(a) (b)	$1,468	$1,400	$1,415
Same store revenue growth, including growth initiatives(b)	5%	10%	10%
Adjusted pre-tax income (loss) (in millions)(a)	$258	$301	$292

All Other Operations
Average fleet — Donlen	172,800	169,600	169,600
Adjusted pre-tax income (loss) (in millions)(a)	$62	$58	$57

(a)     Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules III and VI.
(b)     Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for
2013 As Reported are based on December 31, 2012 foreign exchange rates.

SUPPLEMENTAL SCHEDULES AND DEFINITIONS

The following Supplemental Schedules and definitions are provided to present segment results and reconciliations of non-GAAP measures to their most comparable GAAP measure. Following the Supplemental Schedules we provide definitions for terminology used throughout these schedules.

Supplemental Schedule I
HERTZ GLOBAL HOLDINGS, INC.
CONDENSED STATEMENT OF OPERATIONS BY SEGMENT
Unaudited

	Twelve Months Ended December 31, 2014
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH
Total revenues:	$6,471	$2,436	$1,571	$568	$—	$11,046
Expenses:
Direct operating	3,921	1,491	863	24	15	6,314
Depreciation of revenue earning equipment and lease charges, net	1,758	492	329	455	—	3,034
Selling, general and administrative	380	259	161	30	258	1,088
Interest expense, net	172	95	53	12	316	648
Other (income) expense, net	(18)	4	(5)	1	3	(15)
Total expenses	6,213	2,341	1,401	522	592	11,069
Income (loss)before income taxes	$258	$95	$170	$46	$(592)	$(23)
(Provision) benefit for taxes on income (loss)						(59)
Net income (loss)						$(82)

Supplemental Schedule I (Continued)
HERTZ GLOBAL HOLDINGS, INC.
CONDENSED STATEMENT OF OPERATIONS BY SEGMENT (Continued)
Unaudited

	Twelve Months Ended December 31, 2013 As Restated						Twelve Months Ended December 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	Consolidated HGH
Total revenues:	$6,331	$2,378	$1,539	$527	$—	$10,775	$10,772
Expenses:
Direct operating	3,531	1,407	826	24	(11)	5,777	5,752
Depreciation of revenue earning equipment and lease charges, net	1,281	528	299	425	—	2,533	2,526
Selling, general and administrative	429	267	131	27	199	1,053	1,022
Interest expense, net	187	113	46	14	347	707	704
Other (income) expense, net	31	29	(4)	1	45	102	105
Total expenses	5,459	2,344	1,298	491	580	10,172	10,109
Income (loss)before income taxes	$872	$34	$241	$36	$(580)	$603	$663
(Provision) benefit for taxes on income (loss)						(301)	(317)
Net income (loss)						$302	$346

Supplemental Schedule II
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Twelve Months Ended December 31, 2014					Twelve Months Ended December 31, 2013 As Restated					Twelve Months Ended December 31, 2013 As Reported
(In millions, except per share data)	GAAP	Adjust-ments		Adjusted (Non-GAAP)		GAAP	Adjust-ments		Adjusted (Non-GAAP)		GAAP	Adjust-ments		Adjusted (Non-GAAP)
Total revenues	$11,046	$—		$11,046		$10,775	$—		$10,775		$10,772	$—		$10,772
Expenses:
Direct operating	6,314	(222)	(a)	6,092		5,777	(198)	(a)	5,579		5,752	(199)	(a)	5,553
Depreciation of revenue earning equipment and lease charges, net	3,034	(8)	(b)	3,026		2,533	(13)	(b)	2,520		2,526	(12)	(b)	2,514
Selling, general and administrative	1,088	(167)	(c)	921		1,053	(109)	(c)	944		1,022	(106)	(c)	916
Interest expense, net	648	(53)	(d)	595		707	(68)	(d)	639		704	(68)	(d)	636
Other (income) expense, net	(15)	24	(e)	9		102	(105)	(e)	(3)		105	(105)	(e)	—
Total expenses	11,069	(426)		10,643		10,172	(493)		9,679		10,109	(490)		9,619
Income (loss) before income taxes	(23)	426		403		603	493		1,096		663	490		1,153
(Provision) benefit for taxes on income (loss)	(59)	(90)	(f)	(149)	(f)	(301)	(83)	(f)	(384)	(f)	(317)	(87)	(f)	(404)	(f)
Net income (loss)	$(82)	$336		$254		$302	$410		$712		$346	$403		$749
Weighted average number of diluted shares outstanding	454	454		454		464	464		464		464	464		464
Diluted earnings (loss) per share (g)	$(0.18)	$0.74		$0.56		$0.67	$0.90		$1.55		$0.76	$0.87		$1.63

a.
Primarily represents the increase in amortization of other intangible assets, depreciation of property and equipment and accretion of certain revalued liabilities relating to purchase accounting. For the twelve months ended December 31, 2014 and 2013, also includes restructuring and restructuring related charges of $92 million and $46 million, respectively.

b.
For the twelve months ended December 31, 2014 and 2013, represents the increase in depreciation of equipment rental revenue earning equipment based upon its revaluation relating to purchase accounting.

c.
For the twelve months ended December 31, 2014 and 2013, primarily comprised of restructuring and restructuring related charges of $100 million and $53 million, respectively, expenses associated with the anticipated HERC spin-off transaction announced in March 2014 of $39 million and zero, respectively, consulting costs and legal fees related to the accounting review and investigation, expenses associated with acquisitions, integration charges and relocation expenses associated with the Company's relocation of its headquarters to Estero, Florida.

d.	Represents debt-related charges relating to the amortization of deferred debt financing costs and debt discounts.

e.
Primarily represents amounts related to a $19 million litigation settlement in 2014. For 2013, primarily represents $40 of impairment charges and asset write-downs, $35 million of debt extinguishment loss and inducement costs, and $29 million of premiums paid and write-offs relating to European debt.Represents a provision for income taxes derived utilizing a normalized income tax rate (37% for 2014 and 35% for 2013).

f.
Represents a (provision) benefit for income taxes derived utilizing a combined statutory rate (37% for 2014 and 35% for 2013). The combined statutory rate is applied to the adjusted income (loss) before income taxes to arrive at the adjusted (provision) benefit for taxes. The (provision) benefit for taxes related to the adjustments is calculated as the difference between the adjusted (provision) benefit for taxes and the GAAP (provision) benefit for taxes. Previously, we applied the combined statutory rate to our adjustments. Management believes the current approach results in a better indicator of our core earnings.

g.
Net income (loss) used in diluted earnings per share calculation includes an adjustment to add back to net income the amount of interest expense on convertible senior notes, net of tax of $8 million, for the year ended December 31, 2013.

Supplemental Schedule III
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES
TO GROSS EBITDA, CORPORATE EBITDA, ADJUSTED CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME (LOSS) BY SEGMENT
Unaudited

	Twelve Months Ended December 31, 2014
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH
Income (loss) before income taxes	$258	$95	$170	$46	$(592)	$(23)
Depreciation and amortization	1,976	533	404	465	22	3,400
Interest, net of interest income	172	95	53	12	316	648
Gross EBITDA	$2,406	$723	$627	$523	$(254)	$4,025
Car rental fleet depreciation	(1,758)	(492)	—	(455)	—	(2,705)
Car rental fleet interest	(178)	(85)	—	(14)	—	(277)
Car rental fleet debt - related charges (a)	10	15	—	6	—	31
Corporate EBITDA	$480	$161	$627	$60	$(254)	$1,074
Non-cash stock-based employee compensation charges (b)	—	4	—	—	6	10
Restructuring and restructuring related charges (c)	55	25	7	—	78	165
Acquisition related costs and charges (d)	—	—	—	—	10	10
Integration expenses (d)	1	—	—	—	8	9
Equipment rental spin-off costs (e)	—	—	28	—	11	39
Relocation costs (f)	—	—	—	—	9	9
Premiums paid on debt (g)	—	—	—	—	—	—
Loss on extinguishment of debt (h)	—	—	—	—	1	1
Impairment charges and asset write-downs (i)	10	—	10	—	14	34
Other extraordinary, unusual or non-recurring items (j)	(21)	(2)	—	—	3	(20)
Adjusted Corporate EBITDA	$525	$188	$672	$60	$(114)	$1,331
Non-fleet depreciation and amortization	(218)	(41)	(404)	(10)	(22)	(695)
Non-fleet interest, net of interest income	6	(10)	(53)	2	(316)	(371)
Non-fleet debt - related charges (a)	2	—	5	—	15	22
Non-cash stock-based employee compensation charges	—	(4)	—	—	(6)	(10)
Acquisition accounting (k)	72	11	38	10	1	132
Other (l)	—	—	—	—	(6)	(6)
Adjusted pre-tax income (loss)	$387	$144	$258	$62	$(448)	$403

Supplemental Schedule III (continued)
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES
TO GROSS EBITDA, CORPORATE EBITDA, ADJUSTED CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME (LOSS) BY SEGMENT
Unaudited

	Twelve Months Ended December 31, 2013 As Restated						Twelve Months Ended December 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	Consolidated HGH
Income (loss) before income taxes	$872	$34	$241	$36	$(580)	$603	$663
Depreciation and amortization	1,489	564	373	436	10	2,872	2,853
Interest, net of interest income	187	113	46	14	347	707	704
Gross EBITDA	$2,548	$711	$660	$486	$(223)	$4,182	$4,220
Car rental fleet depreciation	(1,281)	(528)	—	(425)	—	(2,234)	(2,227)
Car rental fleet interest	(186)	(102)	—	(14)	—	(302)	(302)
Car rental fleet debt - related charges (a)	13	14	—	5	—	32	32
Corporate EBITDA	$1,094	$95	$660	$52	$(223)	$1,678	$1,723
Non-cash stock-based employee compensation charges (b)	—	4	—	—	31	35	35
Restructuring and restructuring related charges (c)	26	35	10	—	28	99	99
Acquisition related costs and charges (d)	—	—	—	—	19	19	19
Integration expenses (d)	21	—	—	—	22	43	40
Equipment rental spin-off costs (e)	—	—	—	—	—	—	—
Relocation costs (f)	—	—	—	—	7	7	8
Premiums paid on debt (g)	—	29	—	—	—	29	29
Loss on extinguishment of debt (h)	—	—	—	—	35	35	—
Impairment charges and asset write-downs (i)	40	—	—	—	—	40	44
Other extraordinary, unusual or non-recurring items (j)	(5)	12	—	1	8	16	47
Adjusted Corporate EBITDA	$1,176	$175	$670	$53	$(73)	$2,001	$2,044
Non-fleet depreciation and amortization	(208)	(36)	(373)	(11)	(10)	(638)	(626)
Non-fleet interest, net of interest income	(1)	(11)	(46)	—	(347)	(405)	(402)
Non-fleet debt - related charges (a)	1	—	5	1	29	36	36
Non-cash stock-based employee compensation charges	—	(4)	—	—	(31)	(35)	(35)
Acquisition accounting (k)	65	10	40	15	2	132	132
Other (l)	—	—	5	—	—	5	5
Adjusted pre-tax income (loss)	$1,033	$134	$301	$58	$(430)	$1,096	$1,154

(a)	Represents non-cash charges relating to the amortization of deferred debt financing costs and debt discounts.

(b)	For twelve months ended December 31, 2014, excludes $6 million of stock-based compensation forfeitures included in restructuring and restructuring related charges.

(c)
Represents expenses incurred under restructuring actions as defined by U.S. GAAP as well as transition costs incurred in connection with our business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes.  Amount in 2014 also includes consulting costs and legal fees related to the accounting review and investigation, one-time costs to terminate certain marketing and co-branding arrangements, and costs associated with the separation of certain executives during the year.

(d)	Primarily represents Dollar Thrifty integration related expenses.

(e)	Represents expense associated with the anticipated HERC spin-off transaction of which $28 million were incurred by HERC and $11 million were incurred by Corporate in 2014.

(f)
Represents non-recurring costs incurred in connection with the relocation of our corporate headquarters to Estero, Florida that were not included in restructuring expenses.  Such expenses primarily include duplicate facility rent, certain moving expenses, and other costs that are direct and incremental due to the relocation.

(g)	In 2013, represents premiums paid to redeem our 8.50% Former European Fleet Notes.

(h)	In 2013, represents extinguishment of debt for Senior Convertible Notes.

(i)
For 2014, primarily comprised of impairments related to our former corporate headquarters building in New Jersey and HERC revenue earning equipment held for sale. Additionally, 2014 includes write-downs of assets associated with a terminated business relationship. In 2013, primarily related to a change in the carrying value of the vehicles subleased to FSNA and its former subsidiary, Simply Wheelz.

(j)
In 2014, primarily comprised of a $19 million litigation settlement received in relation to a class action lawsuit filed against an original equipment manufacturer.  In 2013, primarily represents cash premiums of $12 million associated with the conversion of the Senior Convertible Notes.

(k)	Represents the increase in amortization of other intangible assets, depreciation of property and equipment and accretion of revalued liabilities relating to acquisition accounting.

(l)
In 2014, represents $6 million of stock-based compensation forfeitures included in restructuring and restructuring related charges.  In 2013, represents $5 million of depreciation expense related to HERC.

Supplemental Schedule IV
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURE - FREE CASH FLOW
Unaudited

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
(In millions)	2014	2013 As Restated	2013 As Revised
Income before income taxes	$(23)	$603	$663
Depreciation and amortization, non-fleet, net	366	339	205
Amortization of debt discount and related charges	46	68	190
Cash paid for income taxes	(64)	(71)	(71)
Changes in assets and liabilities, net of effects of acquisitions, and other	173	202	157
Net cash provided by operating activities excluding depreciation of revenue earning equipment	498	1,141	1,144
U.S. car rental fleet growth (a)	260	(500)	(511)
International car rental fleet growth (a)	(61)	243	247
Equipment rental fleet growth (a)	(103)	(235)	(234)
All other operations rental fleet growth (a)	8	43	43
Property and equipment expenditures, net of disposals	(281)	(246)	(241)
Net investment activity	(177)	(695)	(696)
Free cash flow	$321	$446	$449

(a)         Historically, fleet growth has not been reported on a segment basis.

Supplemental Schedule V
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURE - FLEET GROWTH
Unaudited

	Twelve Months Ended December 31, 2014					Twelve Months Ended December 31, 2013 As Restated					Twelve Months Ended December 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	Consolidated HGH
Revenue earning equipment expenditures	$(5,965)	$(3,103)	$(615)	$(1,606)	$(11,289)	$(6,015)	$(2,593)	$(672)	$(1,009)	$(10,289)	$(10,298)
Proceeds from disposal of revenue earning equipment	4,507	2,510	182	1,010	8,209	4,320	2,242	138	556	7,256	7,264
Net revenue earning equipment capital expenditures	(1,458)	(593)	(433)	(596)	(3,080)	(1,695)	(351)	(534)	(453)	(3,033)	(3,034)
Depreciation of revenue earning equipment, net	1,758	412	330	455	2,955	1,279	447	299	425	2,450	2,445
Financing activity related to car rental fleet:
Borrowings	2,702	1,181	—	511	4,394	5,600	2,019	—	1,531	9,150	NR
Payments	(3,012)	(1,051)	—	(350)	(4,413)	(5,432)	(1,884)	—	(1,444)	(8,760)	NR
Restricted cash changes	270	(10)	—	(12)	248	(252)	12	—	(16)	(256)	NR
Net financing activity related to car rental fleet	(40)	120	—	149	229	(84)	147	—	71	134	134
Fleet growth	$260	$(61)	$(103)	$8	$104	$(500)	$243	$(235)	$43	$(449)	$(455)

Supplemental Schedule VI

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS
Unaudited

NET CORPORATE DEBT, NET FLEET DEBT AND TOTAL NET DEBT

				As of December 31, 2013			As of December 31, 2013
	As of December 31, 2014			As Restated			As Revised
(In millions)	Fleet	Corporate	Total	Fleet	Corporate	Total	Fleet	Corporate	Total
Debt	$9,562	$6,431	$15,993	$9,806	$6,503	$16,309	$9,806	$6,503	$16,309
Less:
Cash and cash equivalents	—	490	490	—	411	411	—	423	423
Restricted cash	515	56	571	772	89	861	772	88	860
Net debt	$9,047	$5,885	$14,932	$9,034	$6,003	$15,037	$9,034	$5,992	$15,026

WORLDWIDE EQUIPMENT RENTAL AND RENTAL RELATED REVENUE

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
(In millions)	2014	2013 As Restated	2013 As Reported
Equipment rental segment revenues	$1,571	$1,539	$1,538
Equipment sales and other revenue	(115)	(132)	(132)
Rental and rental related revenue at actual rates	1,456	1,407	1,406
Foreign currency adjustment(a)	12	(7)	9
Rental and rental related revenue	$1,468	$1,400	$1,415

(a)         Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

Supplemental Schedule VI (continued)

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)
Unaudited

TOTAL RPD, FLEET EFFICIENCY, REVENUE PER AVAILABLE CAR DAY AND NET DEPRECIATION PER UNIT PER MONTH

U.S. Car Rental Segment

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
(In millions, except as noted)	2014	2013 As Restated	2013 As Reported
Total RPD
Revenues	$6,471	$6,331	$6,324
Advantage sublease revenue	—	(65)	(65)
Ancillary retail car sales revenue	(32)	(14)	—
Total rental revenue	$6,439	$6,252	$6,259
Transaction days (in thousands)	139,752	133,181	133,181
Total RPD (in whole dollars)	$46.07	$46.94	$47.00

Fleet Efficiency
Transaction days (in thousands)	139,752	133,181
Average Fleet	499,100	490,000
Advantage sublease vehicles	(4,000)	(21,000)
Hertz 24/7 vehicles	(1,000)	(2,000)
Average Fleet used to calculate fleet efficiency	494,100	467,000
Number of days in period	365	365
Available car days (in thousands)	180,347	170,455
Fleet efficiency(a)	77%	78%

Revenue Per Available Car Day
Total rental revenue	$6,439	$6,252
Available car days (in thousands)	180,347	170,455
Revenue per available car day (in whole dollars)	$35.70	$36.68

Net Depreciation Per Unit Per Month
Depreciation of revenue earning equipment and lease charges, net (in millions)	$1,758	$1,281
Average fleet	499,100	490,000
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet (in whole dollars)	$3,522	$2,614
Number of months in period	12	12
Net depreciation per unit per month (in whole dollars)	$294	$218

(a)	Calculated as transaction days divided by available car days.

Supplemental Schedule VI (continued)

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)
Unaudited

TOTAL RPD, FLEET EFFICIENCY, REVENUE PER AVAILABLE CAR DAY AND NET DEPRECIATION PER UNIT PER MONTH (CONTINUED)

International Car Rental

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
(in millions, except as noted)	2014	2013 As Restated	2013 As Reported
Total RPD
Revenues	$2,436	$2,378	$2,383
Foreign currency adjustment (a)	44	22	40
Total rental revenue	$2,480	$2,400	$2,423
Transaction days (in thousands)	46,917	45,019	45,019
Total RPD (in whole dollars)	$52.86	$53.31	$53.81

Fleet Efficiency
Transaction days (in thousands)	46,917	45,019
Average Fleet	166,900	161,300
Number of days in period	365	365
Available car days (in thousands)	60,919	58,875
Fleet efficiency(b)	77%	76%

Revenue Per Available Car Day
Total rental revenue	$2,480	$2,400
Available car days (in thousands)	60,919	58,875
Revenue per available car day (in whole dollars)	$40.71	$40.76

Net Depreciation Per Unit Per Month
Depreciation of revenue earning equipment and lease charges, net (in millions)	$492	$528
Foreign currency adjustment (in millions) (a)	9	4
Adjusted depreciation of revenue earning equipment and lease charges, net (in millions)	$501	$532
Average fleet	166,900	161,300
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet (in whole dollars)	$3,002	$3,298
Number of months in period	12	12
Net depreciation per unit per month (in whole dollars)	$250	$275

(a)	Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates. Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

(b)	Calculated as transaction days divided by available car days.

FINANCIAL INFORMATION AND OPERATING DATA

SELECTED UNAUDITED CONSOLIDATED INCOME STATEMENT DATA

	Three Months Ended December 31, 2014		Three Months Ended December 31, 2014
(In millions, except per share data)	2014	2013 As Restated	2013 As Revised	2013 As Reported
Total revenues	$2,559	$2,555	$2,556	$2,556
Expenses:
Direct operating	1,575	1,449	1,439	1,439
Depreciation of revenue earning equipment and lease charges, net	853	641	643	643
Selling, general and administrative	245	234	222	222
Interest expense, net	164	171	169	169
Other (income) expense, net	6	21	21	21
Total expenses	2,843	2,516	2,494	2,494
Income (loss) before income taxes	(284)	39	62	62
(Provision) benefit for taxes on income (loss)	50	(57)	(63)	(63)
Net income (loss)	$(234)	$(18)	$(1)	$(1)
Weighted average number of shares outstanding:
Basic	459	447	447	447
Diluted	459	447	464	464
Earnings per share:
Basic	$(0.51)	$(0.04)	$—	$—
Diluted	$(0.51)	$(0.04)	$—	$—

Adjusted Corporate EBITDA(a)	$76	$388	NR	$406
Adjusted pre-tax Income (loss)(a)	(161)	157	NR	186

(a)	Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule III.

SELECTED UNAUDITED CONSOLIDATED BALANCE SHEET DATA

(In millions)	As of December 31, 2014	As of December 31, 2013 As Restated	As of December 31, 2013 As Revised
Cash and cash equivalents	$490	$411	$423
Restricted cash	571	861	860
Revenue earning equipment:
U.S. Car Rental	8,070	8,629	8,629
International Car Rental	1,904	2,047	2,047
Worldwide Equipment Rental	2,442	2,416	2,416
All Other Operations	1,237	1,099	1,101
Total revenue earning equipment, net	13,653	14,191	14,193
Total assets	23,985	24,423	24,588
Total debt	15,993	16,309	16,309
Net Fleet debt(a)	9,047	9,034	9,034
Net Corporate debt(a) (b)	5,885	6,003	5,992
Total equity	2,464	2,567	2,771

(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule VI.
(b)         Fleet related to Hertz Equipment Rental Corporation is funded via Corporate Debt.

SELECTED UNAUDITED CONSOLIDATED CASH FLOW DATA

	Twelve Months Ended December 31, 2014		Twelve Months Ended December 31, 2014
(In millions)	2014	2013 As Restated	2013 As Revised
Cash provided by (used in):
Operating activities	$3,452	$3,593	$3,590
Investing activities	(3,183)	(3,850)	(3,839)
Financing activities	(159)	127	127
Effect of exchange rate changes	(31)	—	—
Net change in cash and cash equivalents	$79	$(130)	$(122)

Fleet growth(a)	$104	$(449)	$(455)
Free cash flow(a)	321	446	449

(a)	Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules IV and V.

SELECTED UNAUDITED OPERATING DATA BY SEGMENT

	Three Months Ended December 31, 2014		Three Months Ended December 31, 2014
	2014	2013 As Restated	2013 As Reported
U.S. Car Rental
Transaction days (in thousands)	33,595	32,875	32,875
Total RPD(a)	$43.85	$44.75	$44.91
Revenue per available car day (in whole dollars)(a)	$32.88	$34.01	NR
Average fleet	486,900	490,200	490,200
Fleet efficiency(a)	75%	76%	NR
Net depreciation per unit per month(a)	$365	$229	NR
Program cars as a percentage of total average fleet at period end	21%	9%	NR
Adjusted pre-tax income (loss) (in millions)(a)	$(126)	$132	$170

International Car Rental
Transaction days (in thousands)	10,734	10,473	10,473
Total RPD(a) (b)	$51.70	$51.85	$52.49
Revenue per available car day (in whole dollars)(a) (b)	$38.50	$37.91	NR
Average Fleet	156,700	155,700	155,700
Fleet efficiency(a)	74%	73%	NR
Net depreciation per unit per month(a)	$225	$225	NR
Program cars as a percentage of total average fleet at period end	30%	24%	NR
Adjusted pre-tax income (loss) (in millions)(a) (b)	$(12)	$21	$15

Worldwide Equipment Rental
Dollar utilization	38%	38%	NR
Time utilization	67%	66%	NR
Rental and rental related revenue (in millions)(a) (b)	$394	$366	$370
Same store revenue growth, including growth initiatives(a) (b)	5%	5%	5%
Adjusted pre-tax income (loss) (in millions)(a)	$60	$93	$85

All Other Operations
Average fleet — Donlen	166,800	173,800	173,800
Adjusted pre-tax income (loss) (in millions)(a)	$15	$16	$15

(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules III and VI.
(b)       Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

SUPPLEMENTAL SCHEDULES AND DEFINITIONS

The following Supplemental Schedules and definitions are provided to present segment results and reconciliations of non-GAAP measures to their most comparable GAAP measure. Following the Supplemental Schedules we provide definitions for terminology used throughout these schedules.

Supplemental Schedule I
HERTZ GLOBAL HOLDINGS, INC.
CONDENSED STATEMENT OF OPERATIONS BY SEGMENT
Unaudited

	Three Months Ended December 31, 2014						Three Months Ended December 31, 2013 As Restated						Three Months Ended December 31, 2013
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	As Revised Consolidated HGH	As Reported Consolidated HGH
Total revenues:	$1,482	$518	$416	$143	$—	$2,559	$1,475	$544	$401	$135	$—	$2,555	$2,556	$2,556
Expenses:
Direct operating	982	342	232	6	13	1,575	888	337	214	6	4	1,449	1,439	1,439
Depreciation of revenue earning equipment and lease charges,net	533	112	94	114	—	853	337	119	76	109	—	641	643	643
Selling, general and administrative	71	62	47	7	58	245	101	60	33	6	34	234	222	222
Interest expense, net	47	22	15	3	77	164	49	28	9	3	82	171	169	169
Other (income) expense, net	13	2	(2)	1	(8)	6	(12)	29	(1)	2	3	21	21	21
Total expenses	1,646	540	386	131	140	2,843	1,363	573	331	126	123	2,516	2,494	2,494
Income (loss)before income taxes	$(164)	$(22)	$30	$12	$(140)	$(284)	$112	$(29)	$70	$9	$(123)	$39	$62	$62
(Provision) benefit for taxes on income (loss)						50						(57)	(63)	(63)
Net income (loss)						$(234)						$(18)	$(1)	$(1)

Supplemental Schedule II
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Three Months Ended December 31, 2014					Three Months Ended December 31, 2013 As Restated					Three Months Ended December 31, 2013 As Reported
(In millions, except per share data)	GAAP	Adjust-ments		Adjusted (Non-GAAP)		GAAP	Adjust-ments		Adjusted (Non-GAAP)		GAAP	Adjust-ments		Adjusted (Non-GAAP)
Total revenues	$2,559	$—		$2,559		$2,555	$—		$2,555		$2,556	$—		$2,556
Expenses:
Direct operating	1,575	(56)		1,519		1,449	(60)		1,389		1,439	(62)		1,377
Depreciation of revenue earning equipment and lease charges, net	853	—		853		641	(4)		637		643	(4)		639
Selling, general and administrative	245	(52)		193		234	(20)		214		222	(21)		201
Interest expense, net	164	(14)		150		171	(15)		156		169	(14)		155
Other (income) expense, net	6	(1)		5		21	(19)		2		21	(23)		(2)
Total expenses	2,843	(123)		2,720		2,516	(118)		2,398		2,494	(124)		2,370
Income (loss) before income taxes	(284)	123		(161)		39	118		157		62	124		186
(Provision) benefit for taxes on income (loss)	50	10	(a)	60	(a)	(57)	2	(a)	(55)	(a)	(63)	(2)	(a)	(65)	(a)
Net income (loss)	$(234)	$133		$(101)		$(18)	$120		$102		$(1)	$122		$121
Weighted average number of diluted shares outstanding	459	459		459		447	447		447		464	464		464
Diluted earnings (loss) per share	$(0.51)	$0.29		$(0.22)		$(0.04)	$0.27		$0.23		$—	$0.26		$0.26

a.
Represents a (provision) benefit for income taxes derived utilizing a combined statutory rate (37% for 2014 and 35% for 2013). The combined statutory rate is applied to the adjusted income (loss) before income taxes to arrive at the adjusted (provision) benefit for taxes. The (provision) benefit for taxes related to the adjustments is calculated as the difference between the adjusted (provision) benefit for taxes and the GAAP (provision) benefit for taxes. Previously, we applied the combined statutory rate to our adjustments. Management believes the current approach results in a better indicator of our core earnings.

Supplemental Schedule III
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES
TO GROSS EBITDA, CORPORATE EBITDA, ADJUSTED CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME (LOSS) BY SEGMENT
Unaudited

	Three Months Ended December 31, 2014						Three Months Ended December 31, 2013 As Restated						Three Months Ended December 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	Consolidated HGH
Income (loss) before income taxes	$(164)	$(22)	$30	$12	$(140)	$(284)	$112	$(29)	$70	$9	$(123)	$39	$62
Depreciation and amortization	588	122	113	117	7	947	392	131	94	111	3	731	729
Interest, net of interest income	47	22	15	3	77	164	49	28	9	3	82	171	169
Gross EBITDA	$471	$122	$158	$132	$(56)	$827	$553	$130	$173	$123	$(38)	$941	$960
Car rental fleet depreciation	(533)	(112)	—	(114)	—	(759)	(337)	(119)	—	(109)	—	(565)	(567)
Car rental fleet interest	(49)	(20)	—	(3)	—	(72)	(51)	(25)	—	(3)	—	(79)	(79)
Car rental fleet debt - related charges (a)	5	3	—	1	—	9	8	4	—	1	—	13	13
Corporate EBITDA	$(106)	$(7)	$158	$16	$(56)	$5	$173	$(10)	$173	$12	$(38)	$310	$327
Non-cash stock-based employee compensation charges (b)	—	4	—	—	(14)	(10)	—	4	—	—	2	6	4
Restructuring and restructuring related charges (c)	12	3	—	—	24	39	5	9	8	—	4	26	27
Acquisition related costs and charges (d)	—	—	—	—	—	—	—	—	—	—	5	5	5
Integration expenses (d)	—	—	—	—	1	1	9	—	—	—	5	14	11
Equipment rental spin-off costs (e)	—	—	11	—	1	12	—	—	—	—	—	—	—
Relocation costs (f)	—	—	—	—	2	2	(1)	—	—	—	3	2	3
Premiums paid on debt (g)	—	—	—	—	—	—	—	29	—	—	—	29	29
Loss on extinguishment of debt (h)	—	—	—	—	—	—	—	—	—	—	7	7	—
Impairment charges and asset write-downs (i)	—	—	10	—	14	24	—	—	—	—	—	—	—
Other extraordinary, unusual or non-recurring items	—	1	(1)	—	3	3	(13)	5	—	2	(5)	(11)	—
Adjusted Corporate EBITDA	$(94)	$1	$178	$16	$(25)	$76	$173	$37	$181	$14	$(17)	$388	$406
Non-fleet depreciation and amortization	(55)	(10)	(113)	(3)	(7)	(188)	(55)	(12)	(94)	(2)	(3)	(166)	(162)
Non-fleet interest, net of interest income	2	(2)	(15)	—	(77)	(92)	2	(3)	(9)	—	(82)	(92)	(90)
Non-fleet debt - related charges (a)	1	—	1	—	3	5	—	—	2	1	(1)	2	1
Non-cash stock-based employee compensation charges	—	(4)	—	—	14	10	—	(4)	—	—	(2)	(6)	(4)
Acquisition accounting (j)	20	3	9	2	—	34	12	3	10	3	—	28	33
Other	—	—	—	—	(6)	(6)	—	—	3	—	—	3	2
Adjusted pre-tax income (loss)	$(126)	$(12)	$60	$15	$(98)	$(161)	$132	$21	$93	$16	$(105)	$157	$186

Supplemental Schedule IV

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURE - FREE CASH FLOW
Unaudited

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
(In millions)	2,014	2013 As Restated	2013 As Revised
Income (loss) before income taxes	$(23)	$603	$663
Depreciation and amortization, non-fleet, net	366	339	206
Amortization of debt discount and related charges	46	68	190
Cash paid for income taxes	(64)	(71)	(71)
Changes in assets and liabilities, net of effects of acquisitions, and other	173	202	157
Net cash provided by operating activities excluding depreciation of revenue earning equipment	498	1,141	1,145
U.S. car rental fleet growth(a)	260	(500)	(511)
International car rental fleet growth(a)	(61)	243	247
Equipment rental fleet growth(a)	(103)	(235)	(234)
All other operations rental fleet growth(a)	8	43	43
Property and equipment expenditures, net of disposals	(281)	(246)	(241)
Net investment activity	(177)	(695)	(696)
Free cash flow	$321	$446	$449

(a)  Historically, fleet growth has not been reported on a segment basis.

Supplemental Schedule V
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURE - FLEET GROWTH
Unaudited

	Twelve Months Ended December 31, 2014					Twelve Months Ended December 31, 2013 As Restated					Twelve Months Ended December 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	Consolidated HGH
Revenue earning equipment expenditures	$(5,965)	$(3,103)	$(615)	$(1,606)	$(11,289)	$(6,015)	$(2,593)	$(672)	$(1,009)	$(10,289)	$(10,298)
Proceeds from disposal of revenue earning equipment	4,507	2,510	182	1,010	8,209	4,320	2,242	138	556	7,256	7,264
Net revenue earning equipment capital expenditures	(1,458)	(593)	(433)	(596)	(3,080)	(1,695)	(351)	(534)	(453)	(3,033)	(3,034)
Depreciation of revenue earning equipment, net	1,758	412	330	455	2,955	1,279	447	299	425	2,450	2,445
Financing activity related to car rental fleet:
Borrowings	2,702	1,181	—	511	4,394	5,600	2,019	—	1,531	9,150	NR
Payments	(3,012)	(1,051)	—	(350)	(4,413)	(5,432)	(1,884)	—	(1,444)	(8,760)	NR
Restricted cash changes	270	(10)	—	(12)	248	(252)	12	—	(16)	(256)	NR
Net financing activity related to car rental fleet	(40)	120	—	149	229	(84)	147	—	71	134	134
Fleet growth	$260	$(61)	$(103)	$8	$104	$(500)	$243	$(235)	$43	$(449)	$(455)

Supplemental Schedule VI

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS
Unaudited

NET CORPORATE DEBT, NET FLEET DEBT AND TOTAL NET DEBT

				As of December 31, 2013			As of December 31, 2013
	As of December 31, 2014			As Restated			As Revised
(In millions)	Fleet	Corporate	Total	Fleet	Corporate	Total	Fleet	Corporate	Total
Debt	$9,562	$6,431	$15,993	$9,806	$6,503	$16,309	$9,806	$6,503	$16,309
Less:
Cash and cash equivalents	—	490	490	—	411	411	—	423	423
Restricted cash	515	56	571	772	89	861	772	88	860
Net debt	$9,047	$5,885	$14,932	$9,034	$6,003	$15,037	$9,034	$5,992	$15,026

WORLDWIDE EQUIPMENT RENTAL AND RENTAL RELATED REVENUE

	Three Months Ended December 31,		Three Months Ended December 31,
(In millions)	2014	2013 As Restated	2013 As Revised
Equipment rental segment revenues	$416	$401	$401
Equipment sales and other revenue	(28)	(34)	(34)
Rental and rental related revenue at actual rates	388	367	367
Foreign currency adjustment (a)	6	(1)	3
Rental and rental related revenue	$394	$366	$370

(a)	Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates. Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

Supplemental Schedule VI (continued)

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)
Unaudited

TOTAL RPD, FLEET EFFICIENCY, REVENUE PER AVAILABLE CAR DAY AND NET DEPRECIATION PER UNIT PER MONTH

U.S. Car Rental Segment

	Three Months Ended December 31,		Three Months Ended December 31,
(In millions, except as noted)	2014	2013 As Restated	2013 As Reported
Total RPD
Revenues	$1,482	$1,475	$1,476
Advantage sublease revenue	—	—	—
Ancillary retail car sales revenue	(9)	(4)	—
Total rental revenue	$1,473	$1,471	$1,476
Transaction days (in thousands)	33,595	32,875	32,875
Total RPD (in whole dollars)	$43.85	$44.75	$44.91

Fleet Efficiency
Transaction days (in thousands)	33,595	32,875
Average Fleet	486,900	490,200
Advantage sublease vehicles	—	(18,000)
Hertz 24/7 vehicles	—	(2,000)
Average Fleet used to calculate fleet efficiency	486,900	470,200
Number of days in period	92	92
Available car days (in thousands)	$44,795	$43,258
Fleet efficiency(a)	75%	76%

Revenue Per Available Car Day
Total rental revenue	$1,473	$1,471
Available car days (in thousands)	44,795	43,258
Revenue per available car day (in whole dollars)	$32.88	$34.01

Net Depreciation Per Unit Per Month
Depreciation of revenue earning equipment and lease charges, net (in millions)	$533	$337
Average fleet	486,900	490,200
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet (whole dollars)	$1,095	$687
Number of months in period	3	3
Net depreciation per unit per month (whole dollars)	$365	$229

 (a)        Calculated as transaction days divided by available car days.

Supplemental Schedule VI (continued)

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)
Unaudited

TOTAL RPD, FLEET EFFICIENCY, REVENUE PER AVAILABLE CAR DAY AND NET DEPRECIATION PER UNIT PER MONTH (CONTINUED)

International Car Rental

	Three Months Ended December 31,		Three Months Ended December 31,
(in millions, except as noted)	2014	2013 As Restated	2013 As Reported
Total RPD
Revenues	$518	$544	$544
Foreign currency adjustment (a)	37	(1)	6
Total rental revenue	$555	$543	$550
Transaction days (in thousands)	10,734	10,473	10,473
Total RPD (in whole dollars)	$51.70	$51.85	$52.49

Fleet Efficiency
Transaction days (in thousands)	10,734	10,473
Average Fleet	156,700	155,700
Number of days in period	92	92
Available car days (in thousands)	14,416	14,324
Fleet efficiency(b)	74%	73%

Revenue Per Available Car Day
Total rental revenue	$555	$543
Available car days (in thousands)	14,416	14,324
Revenue per available car day (in whole dollars)	$38.50	$37.91

Net Depreciation Per Unit Per Month
Depreciation of revenue earning equipment and lease charges, net (in millions)	$112	$119
Foreign currency adjustment (in millions) (a)	8	—
Adjusted depreciation of revenue earning equipment and lease charges, net (in millions)	$120	$119
Average fleet	156,700	155,700
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet (whole dollars)	$766	$764
Number of months in period	3	3
Net depreciation per unit per month (whole dollars)	$255	$255
(a)        Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.
(b)        Calculated as transaction days divided by available car days.

FINANCIAL INFORMATION AND OPERATING DATA

SELECTED UNAUDITED CONSOLIDATED INCOME STATEMENT DATA

	Three Months Ended September 30,		Three Months Ended September 30,
(In millions, except per share data)	2014	2013 As Restated	2013 As Revised	2013 As Reported
Total revenues	$3,121	$3,075	$3,070	$3,070
Expenses:
Direct operating	1,702	1,547	1,540	1,525
Depreciation of revenue earning equipment and lease charges, net	746	672	675	677
Selling, general and administrative	303	282	272	278
Interest expense, net	164	179	179	179
Other (income) expense, net	3	83	83	83
Total expenses	2,918	2,763	2,749	2,742
Income (loss) before income taxes	203	312	321	328
(Provision) benefit for taxes on income (loss)	(54)	(110)	(111)	(113)
Net income (loss)	$149	$202	$210	$215
Weighted average number of shares outstanding:
Basic	459	425	425	425
Diluted	464	465	465	465
Earnings per share:
Basic	$0.32	$0.48	$0.49	$0.51
Diluted	$0.32	$0.44	$0.46	$0.47

Adjusted Corporate EBITDA(a)	$553	$731	NR	$741
Adjusted pre-tax Income (loss)(a)	322	507	NR	520

(a)      Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule III.

SELECTED UNAUDITED CONSOLIDATED BALANCE SHEET DATA

(In millions)	As of September 30, 2014	As of December 31, 2013 As Restated	As of December 31, 2013 As Revised
Cash and cash equivalents	$629	$411	$423
Restricted cash	748	861	860
Revenue earning equipment:
U.S. Car Rental	8,312	8,629	8,629
International Car Rental	2,806	2,047	2,047
Worldwide Equipment Rental	2,534	2,416	2,416
All Other Operations	1,200	1,099	1,101
Total revenue earning equipment, net	14,852	14,191	14,193
Total assets	25,474	24,423	24,588
Total debt	16,986	16,309	16,309
Net Fleet debt(a)	9,529	9,034	9,034
Net Corporate debt(a) (b)	6,080	6,003	5,992
Total equity	2,779	2,567	2,771
(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule VI.
(b)         Fleet related to Hertz Equipment Rental Corporation is funded via Corporate Debt.

SELECTED UNAUDITED CONSOLIDATED CASH FLOW DATA

	Nine Months Ended September 30,		Nine Months Ended September 30,
(In millions)	2014	2013 As Restated	2013 As Revised	2013 As Reported
Cash provided by (used in):
Operating activities	$2,729	$2,812	$2,837	$2,852
Investing activities	(3,283)	(4,046)	(4,034)	(4,035)
Financing activities	790	1,201	1,201	1,201
Effect of exchange rate changes	(18)	(2)	(2)	(2)
Net change in cash and cash equivalents	$218	$(35)	$2	$16

Fleet growth(a)	$(381)	$(798)	NR	$(806)
Free cash flow(a)	64	(3)	21	15

(a)       Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules IV and V.

SELECTED UNAUDITED OPERATING DATA BY SEGMENT

	Three Months Ended September 30,		Three Months Ended September 30,
	2014	2013 As Restated	2013 As Reported
U.S. Car Rental
Transaction days (in thousands)	37,901	36,064	36,064
Total RPD(a)	$46.41	$48.36	$48.33
Revenue per available car day (in whole dollars)(a)	$37.25	$38.54	NR
Average Fleet	515,300	516,800	516,800
Fleet efficiency(a)	80%	80%	NR
Net depreciation per unit per month(a)	$265	$217	NR
Program cars as a percentage of total average fleet at period end	15%	7%	NR
Adjusted pre-tax income (in millions)(a)	$209	$379	$392

International Car Rental
Transaction days (in thousands)	14,695	14,278	14,278
Total RPD(a) (b)	$54.85	$55.12	$55.27
Revenue per available car day (in whole dollars)(a) (b)	$44.49	$45.33	NR
Average Fleet	196,900	188,700	188,700
Fleet efficiency(a)	81%	82%	NR
Net depreciation per unit per month(a) (b)	$245	$274	NR
Program cars as a percentage of total average fleet at period end	40%	36%	NR
Adjusted pre-tax income (loss) (in millions)(a) (b)	$136	$126	$129

Worldwide Equipment Rental
Dollar utilization	37%	38%	NR
Time utilization	66%	67%	NR
Rental and rental related revenue (in millions)(a) (b)	$382	$369	$372
Same store revenue growth, including growth initiatives(b)	6%	7%	7%
Adjusted pre-tax income (loss) (in millions)(a)	$79	$89	$88

All Other Operations
Average fleet — Donlen	169,700	170,800	170,800
Adjusted pre-tax income (in millions)(a)	$17	$14	$14

(a)     Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules III and VI.
(b)     Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for
2013 As Reported are based on December 31, 2012 foreign exchange rates.

SUPPLEMENTAL SCHEDULES AND DEFINITIONS

The following Supplemental Schedules and definitions are provided to present segment results and reconciliations of non-GAAP measures to their most comparable GAAP measure. Following the Supplemental Schedules we provide definitions for terminology used throughout these schedules.

Supplemental Schedule I

HERTZ GLOBAL HOLDINGS, INC.
CONDENSED STATEMENT OF OPERATIONS BY SEGMENT
Unaudited

	Three Months Ended September 30, 2014						Three Months Ended September 30, 2013 As Restated						Three Months Ended September 30,	Three Months Ended September 30,
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	As Revised Consolidated HGH	As Reported Consolidated HGH
Total revenues:	$1,768	$795	$413	$145	$—	$3,121	$1,770	$768	$403	$134	$—	$3,075	$3,070	$3,070
Expenses:
Direct operating	1,041	427	221	6	7	1,702	933	411	206	6	(9)	1,547	1,540	1,525
Depreciation of revenue earning equipment and lease charges, net	409	143	78	116	—	746	337	151	76	108	—	672	675	677
Selling, general and administrative	116	68	47	7	65	303	113	74	33	7	55	282	272	278
Interest expense, net	44	27	12	3	78	164	47	31	13	6	82	179	179	179
Other (income) expense, net	(2)	—	(1)	—	6	3	43	—	(1)	—	41	83	83	83
Total expenses	1,608	665	357	132	156	2,918	1,473	667	327	127	169	2,763	2,749	2,742
Income (loss) before income taxes	$160	$130	$56	$13	$(156)	$203	$297	$101	$76	$7	$(169)	$312	$321	$328
(Provision) benefit for taxes on income (loss)						(54)						(110)	(111)	(113)
Net income (loss)						$149						$202	$210	$215

Supplemental Schedule II

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Three Months Ended September 30, 2014				Three Months Ended September 30, 2013 As Restated				Three Months Ended September 30, 2013 As Reported
(In millions, except per share data)	GAAP	Adjustments		Adjusted (Non-GAAP)	GAAP	Adjustments		Adjusted (Non-GAAP)	GAAP	Adjustments	Adjusted (Non-GAAP)
Total revenues	$3,121	$—		$3,121	$3,075	$—		$3,075	$3,070	$—	$3,070
Expenses:
Direct operating	1,702	(61)		1,641	1,547	(56)		1,491	1,525	(52)	1,473
Depreciation of revenue earning equipment and lease charges, net	746	—		746	672	(3)		669	677	(3)	674
Selling, general and administrative	303	(43)		260	282	(35)		247	278	(36)	242
Interest expense, net	164	(13)		151	179	(18)		161	179	(18)	161
Other (income) expense, net	3	(2)		1	83	(83)		—	83	(83)	—
Total expenses	2,918	(119)		2,799	2,763	(195)		2,568	2,742	(192)	2,550
Income (loss) before income taxes	203	119		322	312	195		507	328	192	520
(Provision) benefit for taxes on income (loss)	(54)	(65)	(a)	(119)	(110)	(67)	(a)	(177)	(113)	(69)	(182)	(a)
Net income (loss)	$149	$54		$203	$202	$128		$330	$215	$123	$338
Weighted average number of diluted shares outstanding	464	464		464	465	465		465	465	465	465
Diluted earnings (loss) per share(b)	$0.32	$0.12		$0.44	$0.44	$0.28		$0.71	$0.47	$0.27	$0.73
(a) Represents a (provision) benefit for income taxes derived utilizing a combined statutory rate (37% for 2014 and 35% for 2013). The combined statutory rate is applied to the adjusted income (loss) before income taxes to arrive at the adjusted (provision) benefit for taxes. The (provision) benefit for taxes related to the adjustments is calculated as the difference between the adjusted (provision) benefit for taxes and the GAAP (provision) benefit for taxes. Previously, we applied the combined statutory rate to our adjustments. Management believes the current approach results in a better indicator of our core earnings.
(b) Net income (loss) used in diluted earnings per share calculation includes an adjustment to add back to net income the amount of interest expense on convertible senior notes, net of tax of $2 million,for the quarter ended September 30, 2013.

Supplemental Schedule III
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES
TO GROSS EBITDA, CORPORATE EBITDA, ADJUSTED CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME (LOSS) BY SEGMENT
Unaudited

	Three Months Ended September 30, 2014						Three Months Ended September 30, 2013 As Restated						Three Months Ended September 30, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	Consolidated HGH
Income (loss) before income taxes	$160	$130	$56	$13	$(156)	$203	$297	$101	$76	$7	$(169)	$312	$328
Depreciation and amortization	465	152	97	118	5	837	387	159	94	110	4	754	755
Interest, net of interest income	44	27	12	3	78	164	47	31	13	6	82	179	179
Gross EBITDA	$669	$309	$165	$134	$(73)	$1,204	$731	$291	$183	$123	$(83)	$1,245	$1,262
Car rental fleet depreciation	(409)	(143)	—	(116)	—	(668)	(337)	(151)	—	(108)	—	(596)	(600)
Car rental fleet interest	(45)	(23)	—	(4)	—	(72)	(46)	(27)	—	(7)	—	(80)	(80)
Car rental fleet debt - related charges	3	4	—	1	—	8	2	3	—	4	—	9	9
Corporate EBITDA	$218	$147	$165	$15	$(73)	$472	$350	$116	$183	$12	$(83)	$578	$591
Non-cash stock-based employee compensation charges	—	—	—	—	7	7	—	—	—	—	11	11	11
Restructuring and restructuring related charges	29	1	1	—	24	55	8	12	1	—	18	39	39
Acquisition related costs and charges	—	—	—	—	1	1	—	—	—	—	3	3	3
Integration expenses	—	—	—	—	1	1	6	—	—	—	2	8	9
Equipment Rental spin-off costs	—	—	12	—	2	14	—	—	—	—	—	—	—
Relocation costs	—	—	—	—	3	3	4	—	—	—	—	4	4
Premiums paid on debt	—	—	—	—	—	—	—	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	28	28	—
Impairment charges and asset write-downs	—	—	—	—	—	—	40	—	—	—	—	40	44
Other extraordinary, unusual or non-recurring items	—	(1)	—	—	1	—	4	7	—	—	9	20	40
Adjusted Corporate EBITDA	$247	$147	$178	$15	$(34)	$553	$412	$135	$184	$12	$(12)	$731	$741
Non-fleet depreciation and amortization	(56)	(9)	(97)	(2)	(5)	(169)	(50)	(8)	(94)	(2)	(4)	(158)	(155)
Non-fleet interest, net of interest income	1	(4)	(12)	1	(78)	(92)	(1)	(4)	(13)	1	(82)	(99)	(99)
Non-fleet debt - related charges	—	—	1	1	3	5	—	—	1	(1)	8	8	9
Non-cash stock-based employee compensation charges	—	—	—	—	(7)	(7)	—	—	—	—	(11)	(11)	(11)
Acquisition accounting	17	2	9	2	2	32	18	3	10	4	—	35	35
Other accounting	—	—	—	—	—	—	—	—	1	—	—	1	—
Adjusted pre-tax income (loss)	$209	$136	$79	$17	$(119)	$322	$379	$126	$89	$14	$(101)	$507	$520

Supplemental Schedule IV

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURE - FREE CASH FLOW
Unaudited

	Nine Months Ended September 30,		Nine Months Ended September 30,
(In millions)	2014	2013 As Restated	2013 As Revised	2013 As Reported
Income (loss) before income taxes	$261	$563	$601	$612
Depreciation and amortization, non-fleet, net	272	249	241	241
Amortization of debt discount and related charges	35	54	54	54
Cash paid for income taxes	(47)	(56)	(56)	(56)
Changes in assets and liabilities, net of effects of acquisitions, and other	89	169	172	154
Net cash provided by operating activities excluding depreciation of revenue earning equipment	610	979	1,012	1,005
U.S. car rental fleet growth (a)	134	(489)	NR	NR
International car rental fleet growth (a)	(401)	(49)	NR	NR
Equipment rental fleet growth (a)	(105)	(258)	NR	NR
All other operations rental fleet growth (a)	(9)	(2)	NR	NR
Property and equipment expenditures, net of disposals	(165)	(184)	(184)	(184)
Net investment activity	(546)	(982)	(991)	(990)
Free cash flow	$64	$(3)	$21	$15

(a)         Historically, fleet growth has not been reported on a segment basis.

Supplemental Schedule V
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURE - FLEET GROWTH
Unaudited

	Nine Months Ended September 30, 2014					Nine Months Ended September 30, 2013 As Restated					Nine Months Ended September 30, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	Consolidated HGH
Revenue earning equipment expenditures	$(4,128)	$(2,694)	$(470)	$(1,150)	$(8,442)	$(5,412)	$(2,574)	$(582)	$(750)	$(9,318)	$(9,677)
Proceeds from disposal of revenue earning equipment	3,019	1,456	130	711	5,316	3,506	1,654	101	401	5,662	5,669
Net revenue earning equipment capital expenditures	(1,109)	(1,238)	(340)	(439)	(3,126)	(1,906)	(920)	(481)	(349)	(3,656)	(4,008)
Depreciation of revenue earning equipment, net	1,222	321	235	340	2,118	943	350	223	316	1,832	1,847
Financing activity related to car rental fleet:
Borrowings	1,021	1,287	—	438	2,746	2,694	1,234	—	993	4,921	NR
Payments	(1,085)	(745)	—	(350)	(2,180)	(2,303)	(682)	—	(947)	(3,932)	NR
Restricted cash changes	85	(26)	—	2	61	83	(31)	—	(15)	37	NR
Net financing activity related to car rental fleet	21	516	—	90	627	474	521	—	31	1,026	1,354
Fleet growth	$134	$(401)	$(105)	$(9)	$(381)	$(489)	$(49)	$(258)	$(2)	$(798)	$(806)

Supplemental Schedule VI
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS
Unaudited

NET CORPORATE DEBT, NET FLEET DEBT AND TOTAL NET DEBT

				As of December 31, 2013			As of December 31, 2013
	As of September 30, 2014			As Restated			As Revised
(In millions)	Fleet	Corporate	Total	Fleet	Corporate	Total	Fleet	Corporate	Total
Debt	$10,237	$6,749	$16,986	$9,806	$6,503	$16,309	$9,806	$6,503	$16,309
Less:
Cash and cash equivalents	—	629	629	—	411	411	—	423	423
Restricted cash	708	40	748	772	89	861	772	88	860
Net debt	$9,529	$6,080	$15,609	$9,034	$6,003	$15,037	$9,034	$5,992	$15,026

WORLDWIDE EQUIPMENT RENTAL AND RENTAL RELATED REVENUE

	Three Months Ended September 30,		Three Months Ended September 30,
(In millions)	2014	2013 As Restated	2013 As Reported
Equipment rental segment revenues	$413	$403	$402
Equipment sales and other revenue	(33)	(33)	(33)
Rental and rental related revenue at actual rates	380	370	369
Foreign currency adjustment(a)	2	(1)	3
Rental and rental related revenue	$382	$369	$372

(a)	Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates. Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

Supplemental Schedule VI (continued)

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)
Unaudited

TOTAL RPD, FLEET EFFICIENCY, REVENUE PER AVAILABLE CAR DAY AND NET DEPRECIATION PER UNIT PER MONTH

U.S. Car Rental

	Three Months Ended September 30,		Three Months Ended September 30,
(In millions, except as noted)	2014	2013 As Restated	2013 As Reported
Total RPD
Revenues	$1,768	$1,770	$1,766
Advantage sublease revenue	—	(22)	(23)
Ancillary retail car sales revenue	(9)	(4)	—
Total rental revenue	$1,759	$1,744	$1,743
Transaction days (in thousands)	37,901	36,064	36,064
Total RPD (in whole dollars)	$46.41	$48.36	$48.33

Fleet Efficiency
Transaction days (in thousands)	37,901	36,064
Average Fleet	515,300	516,800
Advantage sublease vehicles	(1,000)	(23,000)
Hertz 24/7 vehicles	(1,000)	(2,000)
Average Fleet used to calculate fleet efficiency	513,300	491,800
Number of days in period	92	92
Available car days (in thousands)	$47,224	$45,246
Fleet efficiency(a)	80%	80%

Revenue Per Available Car Day
Total rental revenue	$1,759	$1,744
Available car days (in thousands)	47,224	45,246
Revenue per available car day (in whole dollars)	$37.25	$38.54

Net Depreciation Per Unit Per Month
Depreciation of revenue earning equipment and lease charges, net (in millions)	$409	$337
Average fleet	515,300	516,800
Depreciation of revenue earning equipment and lease charges, net divided by average fleet (whole dollars)	$794	$652
Number of months in period	3	3
Net depreciation per unit per month (whole dollars)	$265	$217

 (a)        Calculated as transaction days divided by available car days.

Supplemental Schedule VI (continued)

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)
Unaudited

TOTAL RPD, FLEET EFFICIENCY, REVENUE PER AVAILABLE CAR DAY AND NET DEPRECIATION PER UNIT PER MONTH (CONTINUED)

International Car Rental

	Three Months Ended September 30,		Three Months Ended September 30,
(in millions, except as noted)	2014	2013 As Restated	2013 As Reported
Total RPD
Revenues	$795	$768	$768
Foreign currency adjustment (a)	11	19	21
Total rental revenue	$806	$787	$789
Transaction days (in thousands)	14,695	14,278	14,278
Total RPD (in whole dollars)	$54.85	$55.12	$55.27

Fleet Efficiency
Transaction days (in thousands)	14,695	14,278
Average Fleet	196,900	188,700
Number of days in period	92	92
Available car days (in thousands)	18,115	17,360
Fleet efficiency(b)	81%	82%

Revenue Per Available Car Day
Total rental revenue	$806	$787
Available car days (in thousands)	18,115	17,360
Revenue per available car day (in whole dollars)	$44.49	$45.33

Net Depreciation Per Unit Per Month
Depreciation of revenue earning equipment and lease charges, net (in millions)	$143	$151
Foreign currency adjustment (a)	2	4
Adjusted depreciation of revenue earning equipment and lease charges, net (in millions)	$145	$155
Average fleet	196,900	188,700
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet (whole dollars)	$736	$821
Number of months in period	3	3
Net depreciation per unit per month (whole dollars)	$245	$274

(a)         Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.
(b)        Calculated as transaction days divided by available car days.

FINANCIAL INFORMATION AND OPERATING DATA

SELECTED UNAUDITED CONSOLIDATED INCOME STATEMENT DATA

	Three Months Ended June 30,		Three Months Ended June 30,
(In millions, except per share data)	2014	2013 As Restated	2013 As Revised	2013 As Reported
Total revenues	$2,830	$2,708	$2,709	$2,715
Expenses:
Direct operating	1,594	1,417	1,414	1,406
Depreciation of revenue earning equipment and lease charges, net	708	632	628	641
Selling, general and administrative	264	287	280	275
Interest expense, net	164	182	182	182
Other (income) expense, net	(21)	(2)	(1)	(1)
Total expenses	2,709	2,516	2,503	2,503
Income (loss) before income taxes	121	192	206	212
(Provision) benefit for taxes on income (loss)	(49)	(81)	(85)	(91)
Net income (loss)	$72	$111	$121	$121
Weighted average number of shares outstanding:
Basic	452	401	401	401
Diluted	465	465	465	465
Earnings per share:
Basic	$0.16	$0.28	$0.30	$0.30
Diluted	$0.15	$0.25	$0.27	$0.27

Adjusted Corporate EBITDA(a)	$446	$522	NR	$541
Adjusted pre-tax Income (loss)(a)	216	296	NR	314

(a)	Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule III.

SELECTED UNAUDITED CONSOLIDATED BALANCE SHEET DATA

(In millions)	As of June 30, 2014	As of December 31, 2013 As Restated	As of December 31, 2013 As Revised
Cash and cash equivalents	$540	$411	$423
Restricted cash	717	861	860
Revenue earning equipment:
U.S. Car Rental	8,980	8,629	8,629
International Car Rental	3,135	2,047	2,047
Worldwide Equipment Rental	2,520	2,416	2,416
All Other Operations	1,194	1,099	1,101
Total revenue earning equipment, net	15,829	14,191	14,193
Total assets	26,169	24,423	24,588
Total debt	17,310	16,309	16,309
Net Fleet debt(a)	9,429	9,034	9,034
Net Corporate debt(a) (b)	6,624	6,003	5,992
Total equity	2,666	2,567	2,771

(a)	Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule VI.

(b)	Fleet related to Hertz Equipment Rental Corporation is funded via Corporate Debt

SELECTED UNAUDITED CONSOLIDATED CASH FLOW DATA

	Six Months Ended June 30,		Six Months Ended June 30,
(In millions)	2014	2013 As Restated	2013 As Revised	2013 As Reported
Cash provided by (used in):
Operating activities	$1,402	$1,444	$1,448	$1,459
Investing activities	(2,248)	(3,273)	(3,267)	(3,264)
Financing activities	977	1,764	1,763	1,763
Effect of exchange rate changes	(2)	(9)	(8)	(8)
Net change in cash and cash equivalents	$129	$(74)	$(64)	$(50)

Fleet growth(a)	$(592)	$(545)	NR	$(543)
Free cash flow(a)	(689)	(408)	(397)	(404)

(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules IV and V.

SELECTED UNAUDITED OPERATING DATA BY SEGMENT

	Three Months Ended June 30,		Three Months Ended June 30,
	2014	2013 As Restated	2013 As Reported
U.S. Car Rental
Transaction days (in thousands)	35,850	34,178	34,178
Total RPD(a)	$46.19	$46.11	$46.78
Revenue per available car day (in whole dollars)(a)	36.61	36.54	NR
Average fleet	502,500	499,000	498,800
Fleet efficiency(a)	79%	79%	NR
Net depreciation per unit per month(a)	$259	$216	NR
Program cars as a percentage of total average fleet at period end	16%	3%	NR
Adjusted pre-tax income (in millions) (a)	$184	$289	NR

International Car Rental
Transaction days (in thousands)	12,096	11,261	11,261
Total RPD(a) (b)	$52.58	$53.73	$54.05
Revenue per available car day (in whole dollars)(a) (b)	40.56	40.66	NR
Average Fleet	172,300	163,500	163,500
Fleet efficiency(a)	77%	76%	NR
Net depreciation per unit per month(a) (b)	$238	$273	NR
Program cars as a percentage of total average fleet at period end	42%	38%	NR
Adjusted pre-tax income (loss) (in millions)(a) (b)	$57	$35	NR

Worldwide Equipment Rental
Dollar utilization	35%	37%	NR
Time utilization	63%	64%	NR
Rental and rental related revenue (in millions)(a) (b)	$356	$343	$351
Same store revenue growth, including growth initiatives(b)	4%	11%	11%
Adjusted pre-tax income (loss) (in millions)(a)	$67	$73	NR

All Other Operations
Average fleet — Donlen	177,800	168,000	168,000
Adjusted pre-tax income (in millions)(a)	$15	$14	NR

(a)	Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules III and VI.

(b)	Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates. Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

SUPPLEMENTAL SCHEDULES AND DEFINITIONS

The following Supplemental Schedules and definitions are provided to present segment results and reconciliations of non-GAAP measures to their most comparable GAAP measure. Following the Supplemental Schedules we provide definitions for terminology used throughout these schedules.

Supplemental Schedule I
HERTZ GLOBAL HOLDINGS, INC.
CONDENSED STATEMENT OF OPERATIONS BY SEGMENT
Unaudited

	Three Months Ended June 30, 2014						Three Months Ended June 30, 2013 As Restated						Three Months Ended June 30, 2013
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	As Revised Consolidated HGH	As Reported Consolidated HGH
Total revenues:	$1,663	$641	$384	$142	$—	$2,830	$1,602	$595	$381	$130	$—	$2,708	$2,709	$2,715
Expenses:
Direct operating	990	394	210	6	(6)	1,594	865	347	204	6	(5)	1,417	1,414	1,406
Depreciation of revenue earning equipment and lease charges, net	391	124	79	114	—	708	323	132	73	104	—	632	628	641
Selling, general and administrative	93	63	35	8	65	264	113	69	32	8	65	287	280	275
Interest expense, net	44	25	12	3	80	164	45	28	12	2	95	182	182	182
Other (income) expense, net	(22)	3	(1)	—	(1)	(21)	(1)	—	(2)	(1)	2	(2)	(1)	(1)
Total expenses	1,496	609	335	131	138	2,709	1,345	576	319	119	157	2,516	2,503	2,503
Income (loss) before income taxes	$167	$32	$49	$11	$(138)	121	$257	$19	$62	$11	$(157)	$192	$206	$212
(Provision) benefit for taxes on income (loss)						(49)						(81)	(85)	(91)
Net income (loss)						$72						$111	$121	$121

Supplemental Schedule II
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Three Months Ended June 30, 2014					Three Months Ended June 30, 2013 As Restated					Three Months Ended June 30, 2013 As Reported
(In millions, except per share data)	GAAP	Adjustments		Adjusted (Non-GAAP)		GAAP	Adjustments		Adjusted (Non-GAAP)		GAAP	Adjustments		Adjusted (Non-GAAP)
Total revenues	$2,830	$—		$2,830		$2,708	$—		$2,708		$2,715	$—		$2,715
Expenses:
Direct operating	1,594	(59)		1,535		1,417	(47)		1,370		1,406	(45)		1,361
Depreciation of revenue earning equipment and lease charges, net	708	(6)		702		632	(2)		630		641	(2)		639
Selling, general and administrative	264	(34)		230		287	(36)		251		275	(35)		240
Interest expense, net	164	(13)		151		182	(18)		164		182	(19)		163
Other (income) expense, net	(21)	17		(4)		(2)	(1)		(3)		(1)	(2)		(3)
Total expenses	2,709	(95)		2,614		2,516	(104)		2,412		2,503	(103)		2,400
Income (loss) before income taxes	121	95		216		192	104		296		212	103		315
(Provision) benefit for taxes on income (loss)	(49)	(31)	(a)	(80)	(a)	(81)	(23)	(a)	(104)	(a)	(91)	(19)	(a)	(110)	(a)
Net income (loss)	$72	$64		$136		$111	$81		$192		$121	$84		$205
Weighted average number of diluted shares outstanding	465	465		465		465	465		465		465	465		465
Diluted earnings (loss) per share (b)	$0.15	$0.14		$0.29		$0.25	$0.18		$0.42		$0.27	NR		NR

(a)
Represents a (provision) benefit for income taxes derived utilizing a combined statutory rate (37% for 2014 and 35% for 2013). The combined statutory rate is applied to the adjusted income (loss) before income taxes to arrive at the adjusted (provision) benefit for taxes. The (provision) benefit for taxes related to the adjustments is calculated as the difference between the adjusted (provision) benefit for taxes and the GAAP (provision) benefit for taxes. Previously, we applied the combined statutory rate to our adjustments. Management believes the current approach results in a better indicator of our core earnings.

(b)
Net income (loss) used in diluted earnings per share calculation includes an adjustment to add back to net income the amount of interest expense on convertible senior notes, net of tax of $4 million, for the quarter ended June 30, 2013.

Supplemental Schedule III
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES
TO GROSS EBITDA, CORPORATE EBITDA, ADJUSTED CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME (LOSS) BY SEGMENT
Unaudited

	Three Months Ended June 30, 2014						Three Months Ended June 30, 2013 As Restated						Three Months Ended June 30, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	Consolidated HGH
Income (loss) before income taxes	$167	$32	$49	$11	$(138)	$121	$257	$19	$62	$11	$(157)	$192	$212
Depreciation and amortization	447	135	97	116	4	799	374	140	91	107	3	715	722
Interest, net of interest income	44	25	12	3	80	164	45	28	12	2	95	182	182
Gross EBITDA	$658	$192	$158	$130	$(54)	$1,084	$676	$187	$165	$120	$(59)	$1,089	$1,116
Car rental fleet depreciation	(391)	(124)	—	(114)	—	(629)	(323)	(132)	—	(104)	—	(559)	(568)
Car rental fleet interest	(45)	(22)	—	(3)	—	(70)	(45)	(26)	—	(3)	—	(74)	(73)
Car rental fleet debt - related charges	1	5	—	1	—	7	1	4	—	—	—	5	5
Corporate EBITDA	$223	$51	$158	$14	$(54)	$392	$309	$33	$165	$13	$(59)	$461	$480
Non-cash stock-based employee compensation charges	—	—	—	—	5	5	—	—	—	—	11	11	12
Restructuring and restructuring related charges	4	14	2	—	11	31	12	10	1	—	3	26	26
Acquisition related costs and charges	—	—	—	—	2	2	—	—	—	—	8	8	9
Integration expenses	—	—	—	—	3	3	(1)	—	—	—	10	9	9
Equipment Rental spin-off costs	—	—	6	—	6	12	—	—	—	—	—	—	—
Relocation costs	—	—	—	—	3	3	—	—	—	—	1	1	—
Impairment charges and asset write-downs	10	—	—	—	—	10	—	—	—	—	—	—	—
Other extraordinary, unusual or non-recurring items	(16)	3	—	—	1	(12)	1	—	(1)	(1)	7	6	5
Adjusted Corporate EBITDA	$221	$68	$166	$14	$(23)	$446	$321	$43	$165	$12	$(19)	$522	$541
Non-fleet depreciation and amortization	(56)	(11)	(97)	(2)	(4)	(170)	(51)	(8)	(91)	(3)	(3)	(156)	(154)
Non-fleet interest, net of interest income	1	(3)	(12)	—	(80)	(94)	—	(2)	(12)	1	(95)	(108)	(109)
Non-fleet debt - related charges	1	—	1	—	4	6	1	—	1	—	12	14	15
Non-cash stock-based employee compensation charges	—	—	—	—	(5)	(5)	—	—	—	—	(11)	(11)	(12)
Acquisition accounting	17	3	9	3	1	33	18	2	10	4	1	35	33
Adjusted pre-tax income (loss)	$184	$57	$67	$15	$(107)	$216	$289	$35	$73	$14	$(115)	$296	$314

Supplemental Schedule IV

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEAURE - FREE CASH FLOW
Unaudited

	Six Months Ended June 30,		Six Months Ended June 30,
(In millions)	2014	2013 As Restated	2013 As Revised	2013 As Reported
Income before income taxes	$58	$252	$280	$284
Depreciation and amortization, non-fleet, net	180	167	163	163
Amortization of debt discount and related charges	25	37	37	37
Cash paid for income taxes	(33)	(43)	(43)	(43)
Changes in assets and liabilities, net of effects of acquisitions, and other	(221)	(155)	(163)	(177)
Net cash provided by operating activities excluding depreciation of revenue earning equipment	9	258	274	264
U.S. car rental fleet growth (a)	(321)	(561)	NR	NR
International car rental fleet growth (a)	(209)	150	NR	NR
Equipment rental fleet growth (a)	(50)	(136)	NR	NR
All other operations rental fleet growth (a)	(12)	2	NR	NR
Property and equipment expenditures, net of disposals	(106)	(121)	(125)	(125)
Net investment activity	(698)	(666)	(671)	(668)
Free cash flow	$(689)	$(408)	$(397)	$(404)

(a)	Historically, fleet growth has not been reported on a segment basis.

Supplemental Schedule V
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEAURE - FLEET GROWTH
Unaudited

	Six Months Ended June 30, 2014					Six Months Ended June 30, 2013 As Restated					Six Months Ended June 30, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	Consolidated HGH
Revenue earning equipment expenditures	$(3,260)	$(1,673)	$(296)	$(767)	$(5,996)	$(4,463)	$(1,472)	$(365)	$(513)	$(6,813)	$(6,826)
Proceeds from disposal of revenue earning equipment	2,114	1,059	89	455	3,717	2,396	993	82	266	3,737	3,743
Net revenue earning equipment capital expenditures	(1,146)	(614)	(207)	(312)	(2,279)	(2,067)	(479)	(283)	(247)	(3,076)	(3,083)
Depreciation of revenue earning equipment, net	813	199	157	224	1,393	607	223	147	209	1,186	1,195
Financing activity related to car rental fleet:
Borrowings	619	720	—	420	1,759	2,470	918	—	47	3,435	NR
Payments	(731)	(491)	—	(350)	(1,572)	(1,741)	(487)	—	(2)	(2,230)	NR
Restricted cash changes	124	(23)	—	6	107	170	(25)	—	(5)	140	NR
Net financing activity related to car rental fleet	12	206	—	76	294	899	406	—	40	1,345	1,345
Fleet growth	$(321)	$(209)	$(50)	$(12)	$(592)	$(561)	$150	$(136)	$2	$(545)	$(543)

Supplemental Schedule VI

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS
Unaudited

NET CORPORATE DEBT, NET FLEET DEBT AND TOTAL NET DEBT

				As of December 31, 2013			As of December 31, 2013
	As of June 30, 2014			As Restated			As Revised
(In millions)	Fleet	Corporate	Total	Fleet	Corporate	Total	Fleet	Corporate	Total
Debt	$10,100	$7,210	$17,310	$9,806	$6,503	$16,309	$9,806	$6,503	$16,309
Less:
Cash and cash equivalents	—	540	540	—	411	411	—	423	423
Restricted cash	671	46	717	772	89	861	772	88	860
Net debt	$9,429	$6,624	$16,053	$9,034	$6,003	$15,037	$9,034	$5,992	$15,026

WORLDWIDE EQUIPMENT RENTAL AND RENTAL RELATED REVENUE

	Three Months Ended June 30,
(In millions)	2014	2013 As Restated	2013 As Reported
Equipment rental segment revenues	$384	$381	$384
Equipment sales and other revenue	(29)	(36)	(35)
Rental and rental related revenue at actual rates	355	345	349
Foreign currency adjustment (a)	1	(2)	2
Rental and rental related revenue	$356	$343	$351

(a)	Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates. Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

Supplemental Schedule VI (continued)

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)
Unaudited

TOTAL RPD, FLEET EFFICIENCY, REVENUE PER AVAILABLE CAR DAY AND NET DEPRECIATION PER UNIT PER MONTH

U.S. Car Rental Segment

	Three Months Ended June 30,
(In millions, except as noted)	2014	2013 As Restated
Total RPD
Revenues	$1,663	$1,602
Advantage sublease revenue	—	(22)
Ancillary retail car sales revenue	(7)	(4)
Total rental revenue	$1,656	$1,576
Transaction days (in thousands)	35,850	34,178
Total RPD (in whole dollars)	$46.19	$46.11

Fleet Efficiency
Transaction days (in thousands)	35,850	34,178
Average Fleet	502,500	499,000
Advantage sublease vehicles	(4,400)	(24,000)
Hertz 24/7 vehicles	(1,000)	(1,000)
Average Fleet used to calculate fleet efficiency	497,100	474,000
Number of days in period	91	91
Available car days (in thousands)	45,236	43,134
Fleet efficiency(a)	79%	79%

Revenue Per Available Car Day
Total rental revenue	$1,656	$1,576
Available car days (in thousands)	45,236	43,134
Revenue per available car day (in whole dollars)	$36.61	$36.54

Net Depreciation Per Unit Per Month
Depreciation of revenue earning equipment and lease charges, net (in millions)	$391	$323
Average fleet	502,500	499,000
Depreciation of revenue earning equipment and lease charges, net divided by average fleet (in whole dollars)	$778	$647
Number of months in period	3	3
Net depreciation per unit per month (in whole dollars)	$259	$216

 (a)        Calculated as transaction days divided by available car days.

Supplemental Schedule VI (continued)

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)
Unaudited

TOTAL RPD, FLEET EFFICIENCY, REVENUE PER AVAILABLE CAR DAY AND NET DEPRECIATION PER UNIT PER MONTH (CONTINUED)

International Car Rental

	Three Months Ended June 30,
(in millions, except as noted)	2014	2013 As Restated
Total RPD
Revenues	$641	$595
Foreign currency adjustment (a)	(5)	10
Total rental revenue	$636	$605
Transaction days (in thousands)	12,096	11,261
Total RPD (in whole dollars)	$52.58	$53.73

Fleet Efficiency
Transaction days (in thousands)	12,096	11,261
Average Fleet	172,300	163,500
Number of days in period	91	91
Available car days (in thousands)	15,679	14,879
Fleet efficiency(b)	77%	76%

Revenue Per Available Car Day
Total rental revenue	$636	$605
Available car days (in thousands)	15,679	14,879
Revenue per available car day (in whole dollars)	$40.56	$40.66

Net Depreciation Per Unit Per Month
Depreciation of revenue earning equipment and lease charges, net (in millions)	$124	$132
Foreign currency adjustment (a)	(1)	2
Adjusted depreciation of revenue earning equipment and lease charges, net (in millions)	$123	$134
Average fleet	172,300	163,500
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet (in whole dollars)	$714	$820
Number of months in period	3	3
Net depreciation per unit per month (in whole dollars)	$238	$273

(a)         Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

(b) Calculated as transaction days divided by available car days.